UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10157
                                   ---------

                             FRANKLIN GLOBAL TRUST
                             ---------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 07/31
                         -----

Date of reporting period: 1/31/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


[GRAPHIC OMITTED]

[LOGO OMITTED]

                                    FGT FUNDS
                              ---------------------

              Fiduciary Large Capitalization Growth and Income Fund
                                                  Cusip 353533870
                   Fiduciary Small Capitalization Equity Fund
                                 Cusip 353533862
                    Fiduciary European Smaller Companies Fund
                                 Cusip 353533854

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors in the Funds unless it is preceded or accompanied by a current prospectus. To receive a free copy of the prospectus, talk to your financial advisor or call us at 1-800/845-4514.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

Investment Manager
Fiduciary International, Inc.
600 5th Avenue
New York, NY 10020-2302

Distributor
Franklin/Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906


FGT1 S2005 03/05


[LOGO OMITTED]

                       Contents

SEMIANNUAL REPORT

President's Message ..............................    1

Fiduciary Large Capitalization
Growth and Income Fund ...........................    2

Fiduciary Small Capitalization Equity Fund .......    8

Fiduciary European Smaller Companies Fund ........   14

Financial Highlights and
Statements of Investments ........................   19

Financial Statements .............................   32

Notes to Financial Statements ....................   37

Tax Designation ..................................   47

Shareholder Information ..........................   49



Semiannual Report

President's Message

Dear Shareholder:

I am pleased to present the enclosed Franklin Global Trust Funds' semiannual report covering the period ended January 31, 2005. In each Fund report, the portfolio managers discuss market conditions and Fund performance. A complete list of each Fund's holdings, as well as the financial statements, is included in the semiannual report.




/s/ Rupert H. Johnson, Jr.
--------------------------

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Global Trust







NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                                                           Semiannual Report| 1

Fiduciary Large Capitalization
Growth and Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Large Capitalization Growth and Income Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in large capitalization companies with market capitalizations of more than $5 billion, or that are within the top 50% of the Russell 1000[R] Index, at the time of purchase. The Fund invests mainly in dividend-paying stocks the manager believes will approximate the dividend yield of companies in the Standard & Poor's 500 Composite Index (S&P 500). 1

  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

This semiannual report for Fiduciary Large Capitalization Growth and Income Fund covers the period ended January 31, 2005.

PERFORMANCE OVERVIEW

Fiduciary Large Capitalization Growth and Income Fund delivered a +6.12% total return for the six months ended January 31, 2005. The Fund underperformed its benchmark, the S&P 500, which returned 8.15% during the same period. 2


ECONOMIC AND MARKET OVERVIEW

During the six months ended January 31, 2005, the domestic economy expanded steadily across most industries, sectors and regions. Gross domestic product
(GDP) rose at annualized rates of 4.0% and 3.8% during the third and fourth quarters of 2004. Major contributors to GDP during fourth quarter 2004 were personal spending, capital equipment spending, inventory investment and government spending. However, the trade deficit dragged on economic growth as the real deficit widened to an annualized $631.9 billion in fourth quarter 2004, from $583.2 billion in the third quarter. 3



1. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000[R] Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
2. Source: Standard & Poor's Micropal. Please see footnote 1 for a description of the S&P 500. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.



2 |Semiannual Report

The labor market firmed and unemployment dropped from 5.5% to 5.2% during the reporting period. 4 An improving business and employment environment contributed to increased consumer confidence. However, consumers still held an uncertain outlook for future income and business conditions.

The core inflation rate rose to 2.3% for the 12 months ended January 31, 2005. Including volatile food and energy costs, the inflation rate was 3.0%. Aiming to keep inflation tame, the Federal Reserve Board (Fed) raised the federal funds target rate from 1.25% to 2.25%, the highest level in more than three years. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Despite a generally robust economy and improving corporate fundamentals, investors had to digest a wide range of information during the six-month period, including rising inflation, the dollar's value, a contentious presidential election and ongoing concerns about terrorism, war and reconstruction in Iraq. Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong, and investor sentiment improved later in the period despite the mixed signals. After U.S. elections concluded, the markets enjoyed a strong rally. The blue chip stocks of the Dow Jones Industrial Average gained 4.57% for the period under review, while the broader S&P 500 rose 8.15%, and the technology-heavy NASDAQ Composite Index increased 9.60%. 5


INVESTMENT STRATEGY

We are research driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund's comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable prices. We employ a thematic approach to identify sectors that may benefit from longer dynamic growth. Within these sectors, we consider the basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors such as technology or industrials. We also seek to identify companies that we believe are temporarily out of favor with investors, but have a good intermediate- or long-term outlook.



4. Source: Bureau of Labor Statistics.
5. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Please see footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

                                                           Semiannual Report| 3

PORTFOLIO BREAKDOWN
Fiduciary Large Capitalization
Growth and Income Fund
1/31/05

----------------------------------------
                           % OF TOTAL
  SECTOR/INDUSTRY          NET ASSETS
----------------------------------------
  Aerospace & Defense            8.0%
  Oil & Gas                      7.8%
  Biotechnology                  7.6%
  Insurance                      6.6%
  Communications Equipment       6.1%
  Industrial Conglomerates       5.7%
  Food Products                  5.6%
  Electric Utilities             5.5%
  Hotels, Restaurants & Leisure  5.4%
  Energy Equipment & Services    4.5%
  Pharmaceuticals                4.4%
  Semiconductors & Semiconductor
  Equipment                      4.3%
  Software                       4.0%
  Road & Rail                    2.4%
  Machinery                      2.3%
  Commercial Services & Supplies 2.3%
  Media                          2.3%
  IT Services                    2.1%
  Computers & Peripherals        2.1%
  Air Freight & Logistics        2.1%
  Diversified Financial Services 2.1%
  Capital Markets                1.9%
  Short-Term Investments
  & Other Net Assets             4.9%


MANAGER'S DISCUSSION

During the six-month reporting period, Fund holdings that generated notable returns included Archer Daniels Midland, Duke Energy and Symantec. Archer Daniels Midland, one of the world's largest agricultural processors, appreciated 58% and contributed to Fund performance. Despite the still high corn and energy costs, it delivered stronger earnings than estimated for its second fiscal quarter. Leading North American energy marketer Duke Energy recovered from the collapsed power and gas trading business, posting profits that exceeded internal targets and met Wall Street expectations. Showing strength at its natural gas field services unit and its franchised electric segment, Duke Energy rose 28% during the period. In addition, the global information security leader Symantec aided Fund performance. Its proposed merger with storage and backup program specialist Veritas Software to form a more diversified firm was initially well received by some analysts but was later met with broader sentiment of uncertainty and skepticism, and we sold it by period-end.

In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. The U.S. dollar fell approximately 11% versus the euro from the beginning of the period until December 31, 2004, and then recovered approximately 4% through period-end. 6 The pattern was similar for the Swiss franc and the British pound, the three currencies affecting the Fund. The currencies positively affected the return of the non-U.S. dollar equities. On January 31, 2005, these equities represented a portion of the Fund's total net assets. However, one cannot expect the same result in future periods.

Several holdings had negative returns during the period and hampered Fund performance. Merck, facing bad news reports including the Vioxx withdrawal and ruling on the Fosamax patent, was the most significant underperformer, dropping 37%. Cisco, the leading supplier of data networking equipment, also declined 14% due to rising inventories and slowing growth in its core routers and switches businesses. Another detractor was American International Group, the world's largest insurance underwriter, with shares down 6%. The company settled its case with regulators during this reporting period; however, it received widespread adverse attention amid allegations that it had engaged in illegal commission arrangements with major brokers.



6. Source: USD-EUR Composite (NY).

4 |Semiannual Report

Thank you for your continued participation in Fiduciary Large Capitalization Growth and Income Fund. We look forward to serving your future investment needs.



/s/S. Mackintosh Pulsifer
-------------------------
S. Mackintosh Pulsifer
Vice President of Fiduciary and Senior VP of Fiduciary Trust






/s/Carl Scaturo
---------------
Carl Scaturo
Vice President of Fiduciary and Senior VP of Fiduciary Trust

Fiduciary Large Capitalization Growth and Income Fund


-------------------------------------------------------------------------------
  MAIN RISKS
-------------------------------------------------------------------------------
  While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Fund may invest in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund's portfolio includes technology stocks, a sector that has been one of the most volatile and involves special risks. The Fund's prospectus also includes a description of the main investment risks.



THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




                                                           Semiannual Report| 5

Your Fund's Expenses

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.




6 |Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 7/31/04    VALUE 1/31/05   PERIOD* 7/31/04-1/31/05
-------------------------------------------------------------------------------------------------------------------
  Actual                                         $1,000          $1,061.20             $5.25
  Hypothetical (5% return before expenses)       $1,000          $1,020.11             $5.14

*Expenses are equal to the annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                           Semiannual Report| 7

Fiduciary Small Capitalization Equity Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Small Capitalization Equity Fund seeks growth of principal through investing at least 80% of its net assets in marketable equity and equity-related securities of small capitalization companies with market capitalizations not exceeding $1.5 billion or the highest market capitalization in the Russell 2000[R] Index, whichever is greater, at the time of purchase. 1



  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

This semiannual report for Fiduciary Small Capitalization Equity Fund covers the period ended January 31, 2005.


PERFORMANCE OVERVIEW

Fiduciary Small Capitalization Equity Fund delivered a +10.03% total return for the six months ended January 31, 2005. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which had a 13.48% total return during the same period. 2


ECONOMIC AND MARKET OVERVIEW

During the six months ended January 31, 2005, the domestic economy expanded steadily across most industries, sectors and regions. Gross domestic product
(GDP) rose at annualized rates of 4.0% and 3.8% during the third and fourth quarters of 2004. Major contributors to GDP during fourth quarter 2004 were personal spending, capital equipment spending, inventory investment and government spending. However, the trade deficit dragged on economic growth as the real deficit widened to an annualized $631.9 billion in fourth quarter 2004, from $583.2 billion in the third quarter. 3

The labor market firmed and unemployment dropped from 5.5% to 5.2% during the reporting period. 4 An improving business and employment environment contributed to increased consumer confidence. However, consumers still held an uncertain outlook for future income and business conditions.


1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.
2. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
3. Source: Bureau of Economic Analysis.
4. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 24.




8 |Semiannual Report

The core inflation rate rose to 2.3% for the 12 months ended January 31, 2005. Including volatile food and energy costs, the inflation rate was 3.0%. Aiming to keep inflation tame, the Federal Reserve Board (Fed) raised the federal funds target rate from 1.25% to 2.25%, the highest level in more than three years. The Fed said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.

Despite a generally robust economy and improving corporate fundamentals, investors had to digest a wide range of information during the six-month period, including rising inflation, the dollar's value, a contentious presidential election and ongoing concerns about terrorism, war and reconstruction in Iraq. Disappointing earnings from a number of blue chip companies applied downward pressure, but initial public offering (IPO) activity was strong, and investor sentiment improved later in the period despite the mixed signals. After U.S. elections concluded, the markets enjoyed a strong rally. The blue chip stocks of the Dow Jones Industrial Average gained 4.57% for the period under review, while the broader Standard & Poor's 500 Composite Index (S&P 500) rose 8.15%, and the technology-heavy NASDAQ Composite Index increased 9.60%. 5

For the period under review, small cap stocks outperformed their large cap counterparts. Small cap companies as measured by the Russell 2000 Index gained 13.88% for the six months ended January 31, 2005, topping large cap companies as measured by the Russell 1000 Index, which rose 8.92%. 6 Performance varied by investment style, with the Russell 2000 Growth Index increasing 13.48%, compared with the 14.24% return for the Russell 2000 Value Index. 7 Within the Russell 2000 Growth Index, the energy and materials sectors posted the strongest gains, led by companies in the oil and gas and chemicals industries. Telecommunication services and consumer staples also posted solid gains, driven by strong performance in the wireless telecommunication services and household products industries. Utilities and information technology were the poorest performing sectors, especially the multi-utilities and unregulated power industry and the electronic equipment and instruments industry.



5. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chips stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.
6. Source: Standard & Poor's Micropal. Please see footnote 1 for a description of the Russell 2000 Index. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of total market capitalization of the Russell 3000 Index.
7. Source: Standard & Poor's Micropal. Please see footnote 2 for a description of the Russell 2000 Growth Index. The Russell 2000 Value Index is market capitalization weighted and measures those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

                                                           Semiannual Report| 9

PORTFOLIO BREAKDOWN
Fiduciary Small Capitalization Equity Fund
1/31/05

-----------------------------------------------------
                                         % OF TOTAL
SECTOR/INDUSTRY                          NET ASSETS
-----------------------------------------------------
Health Care Providers & Services            12.0%
Semiconductors & Semiconductor
Equipment                                   6.4%
Capital Markets                             5.9%
Internet Software & Services                4.7%
Machinery                                   4.3%
Software                                    4.2%
Pharmaceuticals                             4.1%
Oil & Gas                                   4.1%
Aerospace & Defense                         3.9%
Biotechnology                               3.8%
Leisure Equipment & Products                3.7%
Commercial Banks                            3.5%
Hotels, Restaurants & Leisure               3.3%
Electronic Equipment & Instruments          3.1%
Health Care Equipment & Supplies            3.0%
Commercial Services & Supplies              2.9%
Communications Equipment                    2.5%
Specialty Retail                            2.0%
Other                                      17.9%
Short-Term Investments
& Other Net Assets                          4.7%


INVESTMENT STRATEGY

Our U.S. small cap growth equity process is based on the application of a disciplined bottom-up methodology. We believe that a diversified small cap equity portfolio focused on companies we regard as having significant earnings growth potential, managed within a disciplined framework of active sector selection and valuation analysis, can provide long-term capital appreciation. We seek companies that possess a relatively high rate of return on invested capital and may offer the potential for accelerating earnings growth as they can offer an opportunity to participate in new products, services and technologies.


MANAGER'S DISCUSSION

During the six months under review, the Fund's performance benefited relative to the Russell 2000 Growth Index from stock selection in the industrials sector. 8 In particular, contributors to performance included Aviall, an aerospace aftermarket provider; Commercial Vehicle Group, a supplier of various car and truck interior products; consulting firm Charles River Associates; and mining equipment manufacturer Joy Global. Stock selection in the materials sector also helped the Fund's relative performance. 9 Our three positions in the sector, Quanex, Massey Energy and Minerals Technologies, each posted strong returns.

Detracting from relative performance was stock selection in the information technology sector. 10 Specifically, our holdings in United Online, Micrel, Cognex and new position PalmSource fell in value during the period, hindering overall performance versus the index. The health care sector hurt relative overall performance as we were overweighted relative to the index in Pediatrix Medical, which underperformed amid an adverse shift in its revenue mix. 11 Our choice of energy sector stocks also detracted from performance, due in part to the fall in oil prices from their peak of $56 per barrel during the reporting period. 12

8. The industrials sector comprises aerospace and defense, commercial services and supplies, machinery, and road and rail in the SOI.
9. The materials sector comprises metals and mining in the SOI.
10. The information technology sector comprises communications equipment, electronic equipment and instruments, Internet software and services, IT services, semiconductors and semiconductor equipment, and software in the SOI.
11. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.
12. The energy sector comprises energy equipment and services, and oil and gas in the SOI.

10 |Semiannual Report

Thank you for your continued participation in Fiduciary Small Capitalization Equity Fund. We look forward to serving your future investment needs.






/s/John P. Callaghan
--------------------
John P. Callaghan
Vice President of Fiduciary and Senior VP of Fiduciary Trust





/s/Alison J. Schatz, CFA
------------------------
Alison J. Schatz, CFA
Portfolio Manager of Fiduciary and Senior VP of Fiduciary Trust

Fiduciary Small Capitalization Equity Fund



-------------------------------------------------------------------------------
  MAIN RISKS
-------------------------------------------------------------------------------
  The Fund's investments in small-company stocks involve certain risks as such stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund's portfolio includes technology stocks, a sector that has been one of the most volatile and involves special risks. The Fund may invest in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund's prospectus also includes a description of the main investment risks.






THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




                                                          Semiannual Report| 11

Your Fund's Expenses

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50,
   THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.



12 |Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



--------------------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 7/31/04     VALUE 1/31/05   PERIOD* 7/31/04-1/31/05
--------------------------------------------------------------------------------------------------------------------
  Actual                                         $1,000           $1,100.30             $6.72
  Hypothetical (5% return before expenses)       $1,000           $1,018.80             $6.46

*Expenses are equal to the annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report| 13

Fiduciary European Smaller Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary European Smaller Companies Fund seeks long-term growth of principal by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller European companies. Smaller European companies are defined as those with market capitalizations between $100 million and $5 billion or the equivalent in local currencies at the time of purchase, and that are organized under the laws of or have a principal office in a country in Europe, or whose securities are listed or traded principally in Europe.



  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

This semiannual report for Fiduciary European Smaller Companies Fund covers the period ended January 31, 2005.


PERFORMANCE OVERVIEW

Fiduciary European Smaller Companies Fund delivered a +21.29% total return for the six months ended January 31, 2005. The Fund underperformed its benchmark, the HSBC Smaller European Companies Index, which had a 27.91% total return during the same period. 1


ECONOMIC AND MARKET OVERVIEW

Economic growth across Europe was generally positive during the six months under review, though it was more subdued than other regions of the world. Regional growth trends were supported by the European corporate sector's reasonable top line growth and sustainable margins.

European equity markets performed well during the six months under review, with stocks of small capitalization companies generally outperforming those of their large capitalization peers. Among small capitalization stocks, investments in growth style companies, as a group, lagged their value-oriented counterparts. Within the HSBC Smaller European Companies Index, a measure of small capitalization stock performance in developed European countries, the energy and utilities sectors posted the strongest gains, led by companies in the energy equipment and services industry, and the multi-utilities and unregulated power industry. Telecommunication services and industrials stocks also posted solid



1. Source: Standard & Poor's Micropal. The HSBC Smaller European Companies Index comprises about 1,500 companies in Europe having market capitalizations in a similar range to that used by the Fund. The index composition is updated quarterly. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 29.




14 |Semiannual Report
gains, driven by strong performance in the wireless telecommunication services and marine industries. Information technology and consumer staples were the poorest performing sectors, especially the household products and semiconductors and semiconductor equipment industries.


INVESTMENT STRATEGY

Our European small cap equity investment process aims to produce a portfolio of securities of dynamic companies operating in sectors that offer attractive growth potential as a result of secular changes. We use a disciplined investment approach, based on fundamental analysis and valuation, in selecting securities based on their perceived potential for growth. Our team of research analysts is dedicated to the identification of smaller companies that have, in their opinion, the potential to provide above-average performance.


MANAGER'S DISCUSSION

The Fund's performance relative to the HSBC Smaller European Companies Index was helped most by our strong stock selection within the industrials sector. 2 For example, our holdings in Kingspan Group, an Irish construction products manufacturer; Andritz, an Austrian paper and steel machinery company; Techem, a German energy and water measuring company; and Grafton Group, an Irish do-it-yourself retailer, all rose in value and helped boost the Fund's total return.

In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2005, the U.S. dollar declined in value relative to most non-U.S. currencies. The Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure due to the U.S. dollar's decrease in value during the period. However, one cannot expect the same result in future periods.



GEOGRAPHIC DISTRIBUTION
Fiduciary European Smaller Companies Fund
1/31/05

---------------------------------------------
                           % OF TOTAL
  COUNTRY                  NET ASSETS
---------------------------------------------
  U.K.                          20.4%
  Germany                       15.5%
  Norway                         8.6%
  France                         8.2%
  Sweden                         7.5%
  Switzerland                    7.5%
  Ireland                        7.4%
  Denmark                        5.0%
  Finland                        3.8%
  Austria                        3.8%
  Greece                         3.3%
  Italy                          3.0%
  Netherlands                    1.7%
  Short-Term Investments
  & Other Net Assets             4.3%

2. The industrials sector comprises building products, commercial services and supplies, construction and engineering, distributors, industrial conglomerates, machinery, road and rail, and trading companies in the SOI.


                                                          Semiannual Report| 15

-------------------------------------------------------------------------------
  MAIN RISKS
-------------------------------------------------------------------------------
  The Fund may invest in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund's investments in smaller- company stocks involve certain risks as such stocks have exhibited greater price volatility than larger-company stocks, particularly over the short term. By having significant investments in particular sectors from time to time, the Fund's performance will be more affected by any adverse economic, business or other sector developments than a fund that always invests in a wider variety of sectors. The Fund's prospectus also includes a description of the main investment risks.

There were some detractors from relative performance versus the benchmark index. Our results were hindered most by our holdings in the consumer discretionary sector. 3 Two examples that we sold by period-end were Pace Micro Technology, a U.K.-based digital receivers/decoder manufacturer, and Mothercare, a U.K. multiline retailer. Several portfolio holdings in the information technology sector also dampened the Fund's relative performance, including Temenos Group, a Swiss financial software company; Freenet, a German Internet services provider; and Lastminute.com, a U.K.-based last-minute travel provider. 4 We sold Freenet and Lastminute.com during the period.

Thank you for your continued participation in Fiduciary European Smaller Companies Fund. We look forward to serving your future investment needs.





/s/Margaret S. Lindsay
----------------------
Margaret S. Lindsay
Vice President of Fiduciary and Executive VP of Fiduciary Trust




/s/Pratik M. Patel
------------------
Pratik M. Patel
Portfolio Manager of Fiduciary and VP of Fiduciary Trust




/s/Alexandre Oltramare
----------------------
Alexandre Oltramare
Assistant Vice President of Fiduciary

Fiduciary European Smaller Companies Fund

3. The consumer discretionary sector comprises automobiles; auto components; hotels, restaurants and leisure; household durables; leisure equipment and products; media; specialty retail; and textiles, apparel and luxury goods in the SOI.
4. The information technology sector comprises software, IT services, office electronics, communications equipment, Internet software and services, and electronic equipment and instruments in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.




16 |Semiannual Report

Your Fund's Expenses

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND


As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.









                                                          Semiannual Report| 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



---------------------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 7/31/04      VALUE 1/31/05   PERIOD* 7/31/04-1/31/05
---------------------------------------------------------------------------------------------------------------------
  Actual                                         $1,000            $1,212.90             $8.59
  Hypothetical (5% return before expenses)       $1,000            $1,017.44             $7.83

*Expenses are equal to the annualized expense ratio of 1.54%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


18 |Semiannual Report

Franklin Global Trust
FINANCIAL HIGHLIGHTS A


FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  JANUARY 31, 2005     YEAR ENDED JULY 31,        YEAR ENDED NOVEMBER 30,
                                                     (UNAUDITED)       2004        2003E       2002        2001        2000
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........             $6.77       $5.91       $5.65       $7.21       $9.63      $11.39
                                                  ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income b ......................               .03         .03         .03         .04         .04         .03
 Net realized and unrealized gains (losses) ...               .39         .90         .27       (1.19)       (.81)       (.22)
                                                  ------------------------------------------------------------------------------
Total from investment operations ..............               .42         .93         .30       (1.15)       (.77)       (.19)
                                                  ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................              (.04)       (.03)       (.04)       (.05)       (.04)       (.03)
 Net realized gains ...........................              (.36)       (.04)         --        (.36)      (1.61)      (1.54)
                                                  ------------------------------------------------------------------------------
Total distributions ...........................              (.40)       (.07)       (.04)       (.41)      (1.65)      (1.57)
                                                  ------------------------------------------------------------------------------
Net asset value, end of period ................             $6.79       $6.77       $5.91       $5.65       $7.21      $ 9.63
                                                  ==============================================================================

Total returnc .................................             6.12%      15.78%       5.30%    (16.93)% f   (9.22)%     (1.98)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............           $87,616     $82,921     $70,684     $60,904     $74,634     $87,052
Ratios to average net assets:
 Expenses .....................................             1.01% d     1.02%       1.21% d     1.10%       1.09%       1.02%
 Expenses net of waiver and payments
  by affiliate .................................            1.01% d      .98%       1.03% d     1.03%       1.03%        .97%
 Net investment income ........................              .89% d      .43%        .77% d      .73%        .61%        .28%
Portfolio turnover rate .......................            15.68%      48.04%      33.02%      64.46%      37.59%       8.74%




a Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI)--Large Capitalization Growth and Income Fund as a result of a merger on July 24, 2003.
b Based on average daily shares outstanding effective with year ended November
  30, 2000.
c Total return is not annualized for periods less than one year.
d Annualized.
e For the period December 1, 2002 to July 31, 2003.
f The Fund's advisor fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by .15%.




                     Semiannual Report | See notes to financial statements.| 19

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------------
    FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                                           SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 95.1%
    AEROSPACE & DEFENSE 8.0%
    Honeywell International Inc. ...........................................................         80,000   $  2,878,400
    Northrop Grumman Corp. .................................................................         40,000      2,075,200
    United Technologies Corp. ..............................................................         20,000      2,013,600
                                                                                                              ------------
                                                                                                                 6,967,200
                                                                                                              ------------
    AIR FREIGHT & LOGISTICS 2.1%
    United Parcel Service Inc., B ..........................................................         25,000      1,867,000
                                                                                                              ------------
    BIOTECHNOLOGY 7.6%
  a Amgen Inc. .............................................................................         32,000      1,991,680
  a Biogen Idec Inc. .......................................................................         32,000      2,078,720
  a Genentech Inc. .........................................................................         55,100      2,628,821
                                                                                                              ------------
                                                                                                                 6,699,221
                                                                                                              ------------
    CAPITAL MARKETS 1.9%
    Bank of New York Co. Inc. ..............................................................         57,000      1,693,470
                                                                                                              ------------
    COMMERCIAL SERVICES & SUPPLIES 2.3%
    Manpower Inc. ..........................................................................         42,000      2,043,300
                                                                                                              ------------
    COMMUNICATIONS EQUIPMENT 6.1%
  a Alcatel SA (France) ....................................................................        125,000      1,793,604
  a Cisco Systems Inc. .....................................................................        100,000      1,804,000
  a Corning Inc. ...........................................................................        157,000      1,717,580
                                                                                                              ------------
                                                                                                                 5,315,184
                                                                                                              ------------

    COMPUTERS & PERIPHERALS 2.1%
    International Business Machines Corp. ..................................................         20,000      1,868,400
                                                                                                              ------------
    DIVERSIFIED FINANCIAL SERVICES 2.1%
    Citigroup Inc. .........................................................................         37,000      1,814,850
                                                                                                              ------------
    ELECTRIC UTILITIES 5.5%
    Duke Energy Corp. ......................................................................         95,000      2,545,050
    FPL Group Inc. .........................................................................         30,000      2,299,200
                                                                                                              ------------
                                                                                                                 4,844,250
                                                                                                              ------------
    ENERGY EQUIPMENT & SERVICES 4.5%
    BJ Services Co. ........................................................................         40,000      1,922,000
  a Nabors Industries Ltd. (Bermuda) .......................................................         40,000      2,016,000
                                                                                                              ------------
                                                                                                                 3,938,000
                                                                                                              ------------

    FOOD PRODUCTS 5.6%
    Archer Daniels Midland Co. .............................................................        115,000      2,783,000
    Nestle SA (Switzerland) ................................................................          8,000      2,098,890
                                                                                                              ------------
                                                                                                                 4,881,890
                                                                                                              ------------


20 | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
    FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                                           SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    HOTELS RESTAURANTS & LEISURE 5.4%
    Carnival Corp. .........................................................................         42,000   $  2,419,200
    McDonald's Corp. .......................................................................         70,000      2,267,300
                                                                                                              ------------
                                                                                                                 4,686,500
                                                                                                              ------------
    INDUSTRIAL CONGLOMERATES 5.7%
    General Electric Co. ...................................................................         60,000      2,167,800
    Tyco International Ltd. ................................................................         77,000      2,782,780
                                                                                                              ------------
                                                                                                                 4,950,580
                                                                                                              ------------
    INSURANCE 6.6%
    Hartford Financial Services Group Inc. .................................................         31,000      2,085,990
    Montpelier Re Holdings Ltd. (Bermuda) ..................................................         49,000      1,835,050
    Willis Group Holdings Ltd. .............................................................         48,000      1,856,640
                                                                                                              ------------
                                                                                                                 5,777,680
                                                                                                              ------------
    IT SERVICES 2.1%
    First Data Corp. .......................................................................         46,000      1,874,040
                                                                                                              ------------
    MACHINERY 2.3%
    Eaton Corp. ............................................................................         30,100      2,046,499
                                                                                                              ------------
    MEDIA 2.3%
  a Time Warner Inc. .......................................................................        110,000      1,980,000
                                                                                                              ------------
    OIL & GAS 7.8%
    BP PLC, ADR (United Kingdom) ...........................................................         41,000      2,444,420
    ConocoPhillips .........................................................................         21,000      1,948,590
    ExxonMobil Corp. .......................................................................         47,000      2,425,200
                                                                                                              ------------
                                                                                                                 6,818,210
                                                                                                              ------------
    PHARMACEUTICALS 4.4%
    Johnson & Johnson ......................................................................         34,000      2,199,800
    Merck & Co. Inc. .......................................................................         60,000      1,683,000
                                                                                                              ------------
                                                                                                                 3,882,800
                                                                                                              ------------
    ROAD & RAIL 2.4%
    Union Pacific Corp. ....................................................................         35,000      2,086,000
                                                                                                              ------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.3%
    Analog Devices Inc. ....................................................................         50,000      1,794,500
    Intel Corp. ............................................................................         88,000      1,975,600
                                                                                                              ------------
                                                                                                                 3,770,100
                                                                                                              ------------





                                                          Semiannual Report| 21


Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
    FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                                           SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    SOFTWARE 4.0%
    Microsoft Corp. ........................................................................         70,000   $  1,839,600
    SAP AG (Germany) .......................................................................         11,000      1,704,526
                                                                                                              ------------
                                                                                                                 3,544,126
                                                                                                              ------------
    TOTAL COMMON STOCKS (COST $62,620,659)                                                                      83,349,300
                                                                                                              ------------

    SHORT TERM INVESTMENT (COST $4,340,397) 5.0%
    MONEY FUND
  b Franklin Institutional Fiduciary Trust Money Market Portfolio ..........................      4,340,397      4,340,397
                                                                                                              ------------
    TOTAL INVESTMENTS (COST $66,961,056) 100.1%                                                                 87,689,697
    OTHER ASSETS, LESS LIABILITIES (.1)%                                                                           (73,324)
                                                                                                              ------------
    NET ASSETS 100.0%                                                                                         $ 87,616,373
                                                                                                              ============



See Portfolio Abbreviations on page 31.

a Non-income producing.
b See Note 7 regarding investments in the Franklin Institutional Fiduciary
  Trust Money Market Portfolio.


22 |  See notes to financial statements.|Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS A


FIDUCIARY SMALL CAPITALIZATION EQUITY FUND


                                                  ----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  JANUARY 31, 2005     YEAR ENDED JULY 31,         YEAR ENDED NOVEMBER 30,
                                                   (UNAUDITED)          2004        2003E       2002        2001        2000
                                                  ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............          $14.86      $14.25      $12.48      $18.71      $21.00      $20.81
                                                 -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss) b .................            (.08)       (.16)       (.07)       (.15)       (.13)       (.15)

 Net realized and unrealized gains (losses) .....            1.57         .77        1.84       (4.37)      (2.16)       2.25
                                                  ----------------------------------------------------------------------------
Total from investment operations ................            1.49         .61        1.77       (4.52)      (2.29)       2.10
                                                  ----------------------------------------------------------------------------
Less distributions from net realized gains ......              --          --          --       (1.71)         --       (1.91)
                                                  ----------------------------------------------------------------------------
Net asset value, end of period ..................          $16.35      $14.86      $14.25      $12.48      $18.71      $21.00
                                                  ============================================================================


Total return c ..................................          10.03%       4.28%      14.18%    (26.65)%    (10.90)%      10.22%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............         $55,441     $62,786     $61,026     $59,882     $97,660    $109,385

Ratios to average net assets:

 Expenses .......................................           1.27% d     1.27%       1.43% d     1.34%       1.32%       1.29%

 Expenses net of waiver and payments
  by affiliate ..................................           1.27% d     1.26%       1.30% d     1.30%       1.30%       1.27%

 Net investment income (loss) ...................         (1.05)% d   (1.01)%      (.89)% d   (1.01)%      (.67)%      (.68)%

Portfolio turnover rate .........................          55.66%     130.22%      92.58%     178.05%     111.67%      90.01%




a Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI)--Small Capitalization Equity Fund as a result of a merger on July 24, 2003.
b Based on average daily shares outstanding effective with year ended November
  30, 2001.
c Total return is not annualized for periods less than one year.
d Annualized.
e For the period December 1, 2002 to July 31, 2003.




                     Semiannual Report | See notes to financial statements. | 23

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED)



--------------------------------------------------------------------------------------------------------------------------
    FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 95.3%
    AEROSPACE & DEFENSE 3.9%
  a Aviall Inc. ..................................................................................   35,800   $  1,031,398
    EDO Corp. ....................................................................................   35,000      1,118,250
                                                                                                              ------------
                                                                                                                 2,149,648
                                                                                                              ------------
    BIOTECHNOLOGY 3.8%
  a Alkermes Inc. ................................................................................   53,200        674,044
  a Cell Genesys Inc. ............................................................................  119,900        839,300
  a Telik Inc. ...................................................................................   32,400        616,248
                                                                                                              ------------
                                                                                                                 2,129,592
                                                                                                              ------------
    CAPITAL MARKETS 5.9%
  a Affiliated Managers Group Inc. ...............................................................   11,350        719,703
  a GFI Group Inc. ...............................................................................   22,300        585,152
    Greenhill & Co. Inc. .........................................................................   19,400        575,404
  a Piper Jaffray Cos. Inc. ......................................................................   18,600        736,188
  a Tradestation Group Inc. ......................................................................  104,700        638,670
                                                                                                              ------------
                                                                                                                 3,255,117
                                                                                                              ------------
    CHEMICALS 1.8%
    Minerals Technologies Inc. ...................................................................   16,000        999,680
                                                                                                              ------------
    COMMERCIAL BANKS 3.5%
  a Community Bancorp Inc. .......................................................................    3,500         98,070
    G B & T Bancshares Inc. ......................................................................   17,700        424,623
  a Signature Bank ...............................................................................   18,300        556,869
    Texas Regional Bancshares Inc., A ............................................................   27,190        841,395
                                                                                                              ------------
                                                                                                                 1,920,957
                                                                                                              ------------
    COMMERCIAL SERVICES & SUPPLIES 2.9%
  a Charles River Associates Inc. ................................................................   18,300        795,318
  a FTI Consulting Inc. ..........................................................................   41,900        812,860
                                                                                                              ------------
                                                                                                                 1,608,178
                                                                                                              ------------
    COMMUNICATIONS EQUIPMENT 2.5%
  a F5 Networks Inc. .............................................................................   17,200        824,568
  a Packeteer Inc. ...............................................................................   38,500        561,330
                                                                                                              ------------
                                                                                                                 1,385,898
                                                                                                              ------------
    CONSTRUCTION & ENGINEERING 1.9%
  a Dycom Industries Inc. ........................................................................   19,200        521,664
  a URS Corp. ....................................................................................   19,100        538,811
                                                                                                              ------------
                                                                                                                 1,060,475
                                                                                                              ------------
    CONSUMER FINANCE .1%
  a Dollar Financial Group Inc. ..................................................................    4,400         70,400
                                                                                                              ------------


24 | Semiannual Report

Franklin Global Trust

--------------------------------------------------------------------------------------------------------------------------
    FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    DISTRIBUTORS 1.6%
  a Brightpoint Inc. .............................................................................   49,900   $    893,709
                                                                                                              ------------
    DIVERSIFIED FINANCIAL SERVICES 1.5%
  a Eurobancshares Inc. ..........................................................................   23,300        434,079
    Financial Federal Corp. ......................................................................   11,600        400,200
                                                                                                              ------------
                                                                                                                   834,279
                                                                                                              ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.0%
  a Commonwealth Telephone Enterprises Inc. ......................................................   11,800        564,512
                                                                                                              ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS 3.1%
    BEI Technologies Inc. ........................................................................   34,000        958,460
  a Newport Corp. ................................................................................   59,200        769,600
                                                                                                              ------------
                                                                                                                 1,728,060
                                                                                                              ------------
    ENERGY EQUIPMENT & SERVICES 1.3%
  a Universal Compression Holdings Inc. ..........................................................   18,000        700,560
                                                                                                              ------------
    FOOD & STAPLES RETAILING 1.0%
  a United Natural Foods Inc. ....................................................................   17,700        559,497
                                                                                                              ------------
    HEALTH CARE EQUIPMENT & SUPPLIES 3.0%
  a Advanced Neuromodulation Systems Inc. ........................................................   23,900        944,289
  a ResMed Inc. ..................................................................................   14,500        743,850
                                                                                                              ------------
                                                                                                                 1,688,139
                                                                                                              ------------
    HEALTH CARE PROVIDERS & SERVICES 12.0%
  a American Healthways Inc. .....................................................................   23,100        720,258
  a AMERIGROUP Corp. .............................................................................   23,600        970,196
  a Dendrite International Inc. ..................................................................   64,200      1,161,378
  a Pediatrix Medical Group Inc. .................................................................   18,300      1,222,257
  a Rotech Healthcare Inc. .......................................................................   18,300        488,610
  a Sunrise Senior Living Inc. ...................................................................   30,100      1,379,483
  a United Surgical Partners International Inc. ..................................................   18,200        716,898
                                                                                                              ------------
                                                                                                                 6,659,080
                                                                                                              ------------
    HOTELS RESTAURANTS & LEISURE 3.3%
  a RARE Hospitality International Inc. ..........................................................   17,500        551,250
  a Shuffle Master Inc. ..........................................................................   21,825        635,544
  a Vail Resorts Inc. ............................................................................   27,300        654,381
                                                                                                              ------------
                                                                                                                 1,841,175
                                                                                                              ------------
    INSURANCE 1.1%
  a Seabright Insurance Holdings .................................................................   53,400        635,460
                                                                                                              ------------

                                                          Semiannual Report | 25

Franklin Global Trust

--------------------------------------------------------------------------------------------------------------------------
    FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    INTERNET SOFTWARE & SERVICES 4.7%
  a Kintera Inc. .................................................................................   18,700   $    135,575
  a Retek Inc. ...................................................................................   92,200        579,016
  a Secure Computing Corp. .......................................................................   84,900        804,852
  a United Online Inc. ...........................................................................   56,800        612,304
  a webMethods Inc. ..............................................................................   79,700        458,275
                                                                                                              ------------
                                                                                                                 2,590,022
                                                                                                              ------------
    IT SERVICES 1.9%
  a CACI International Inc., A ...................................................................   10,200        531,930
  a Tier Technologies Inc., B ....................................................................   63,700        529,347
                                                                                                              ------------
                                                                                                                 1,061,277
                                                                                                              ------------
    LEISURE EQUIPMENT & PRODUCTS 3.7%
  a K2 Inc. ......................................................................................   50,300        707,218
  a Marinemax Inc. ...............................................................................   20,400        641,784
  a Marvel Enterprises Inc. ......................................................................   39,550        706,363
                                                                                                              ------------
                                                                                                                 2,055,365
                                                                                                              ------------
    MACHINERY 4.3%
    Albany International Corp., A ................................................................    1,500         51,225
    Bucyrus International Inc. ...................................................................   15,600        572,520
  a Commercial Vehicle Group Inc. ................................................................   52,400        995,600
    Wabtec Corp. .................................................................................   39,900        743,736
                                                                                                              ------------
                                                                                                                 2,363,081
                                                                                                              ------------
    MEDIA 1.0%
  a Lions Gate Entertainment Corp. (Canada) ......................................................   52,600        524,948
                                                                                                              ------------
    METALS & MINING 1.1%
    Massey Energy Co. ............................................................................   15,600        591,708
                                                                                                              ------------
    OIL & GAS 4.1%
  a Brigham Exploration Co. ......................................................................   87,100        750,802
  a Forest Oil Corp. .............................................................................   19,900        670,431
    OMI Corp. ....................................................................................   48,800        854,000
                                                                                                              ------------
                                                                                                                 2,275,233
                                                                                                              ------------
    PHARMACEUTICALS 4.1%
  a Able Laboratories Inc. .......................................................................   66,500      1,485,610
  a Nektar Therapeutics ..........................................................................   47,200        795,320
                                                                                                              ------------
                                                                                                                 2,280,930
                                                                                                              ------------
    ROAD & RAIL 1.8%
  a Genesee & Wyoming Inc. .......................................................................   21,900        553,194
    Heartland Express Inc. .......................................................................   21,750        461,970
                                                                                                              ------------
                                                                                                                 1,015,164
                                                                                                              ------------



26  | Semiannual Report

Franklin Global Trust

--------------------------------------------------------------------------------------------------------------------------
    FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 6.4%
  a ANADIGICS Inc. ...............................................................................  179,000   $    533,420
  a ATMI Inc. ....................................................................................   40,400        918,292
    Cognex Corp. .................................................................................   27,800        725,858
  a Micrel Inc. ..................................................................................   99,000        855,360
  a Microtune Inc. ...............................................................................  107,300        495,726
                                                                                                              ------------
                                                                                                                 3,528,656
                                                                                                              ------------
    SOFTWARE 4.2%
  a Ascential Software Corp. .....................................................................   41,000        586,710
  a Embarcadero Technologies Inc. ................................................................   72,300        566,832
  a Majesco Hldgs Inc. ...........................................................................   36,800        436,080
  a PalmSource Inc. ..............................................................................   22,300        230,582
  a RSA Security Inc. ............................................................................   29,800        524,778
                                                                                                              ------------
                                                                                                                 2,344,982
                                                                                                              ------------
    SPECIALTY RETAIL 2.0%
  a Aeropostale Inc. .............................................................................   19,650        546,074
  a New York & Co. Inc. ..........................................................................   33,100        579,250
                                                                                                              ------------
                                                                                                                 1,125,324
                                                                                                              ------------
    TEXTILES, APPAREL & LUXURY GOODS .8%
  a Deckers Outdoor Corp. ........................................................................   10,800        418,716
                                                                                                              ------------
    TOTAL COMMON STOCKS (COST $46,035,684) .......................................................              52,859,822
                                                                                                              ------------
    SHORT TERM INVESTMENT (COST $2,714) .0%C
    MONEY FUND
  b Franklin Institutional Fiduciary Trust Money Market Portfolio ................................    2,714          2,714
                                                                                                              ------------
    TOTAL INVESTMENTS (COST $46,038,398) 95.3% ...................................................              52,862,536
    OTHER ASSETS, LESS LIABILITIES 4.7% ..........................................................               2,578,332
                                                                                                              ------------
    NET ASSETS 100.0% ............................................................................            $ 55,440,868
                                                                                                              ------------

a Non-income producing.
b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.
c Rounds to less than .05% of net assets.

                       Semiannual Report|See notes to financial statements. | 27

Franklin Global Trust

FINANCIAL HIGHLIGHTS A


FIDUCIARY EUROPEAN SMALLER COMPANIES FUND

                                                             ----------------------------------------------------------------
                                                             SIX MONTHS ENDED           YEAR ENDED             YEAR ENDED
                                                             JANUARY 31, 2005            JULY 31,             NOVEMBER 30,
                                                               (UNAUDITED)          2004         2003 E   2002         2001 F
                                                             ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................           $8.10       $6.22       $5.27       $6.89      $10.00
                                                             ----------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) b .............................            (.03)        .02         .08        (.01)       (.02)

 Net realized and unrealized gains (losses) .................            1.75        1.95         .88       (1.61)      (3.09)
                                                             ----------------------------------------------------------------
Total from investment operations ............................            1.72        1.97         .96       (1.62)      (3.11)
                                                             ----------------------------------------------------------------
Less distributions from net investment income ...............            (.01)       (.09)       (.01)         --          --
                                                             ----------------------------------------------------------------
Net asset value, end of period ..............................           $9.81       $8.10       $6.22       $5.27      $ 6.89
                                                             ================================================================

Total return c ..............................................          21.29%      31.61%      18.20%    (23.51)%    (31.10)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................         $19,179     $15,834     $12,996     $14,970     $14,495

Ratios to average net assets:

 Expenses before expense reduction ..........................           1.54% d     1.54%       1.84% d     1.61%       2.62% d

 Expenses net of waiver and payments by affiliate ...........           1.54% d     1.38%       1.20% d     1.20%       1.20% d

 Expenses net of waiver and payments by affiliate and
  expense reduction .........................................           1.53% d     1.38%       1.20% d     1.20%       1.20% d

 Net investment income (loss) ...............................          (.76)% d      .24%       2.18% d    (.14)%      (.28)% d

Portfolio turnover rate .....................................          62.13%      98.92%      87.83%     131.90%      82.43%




a Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI)--European Smaller Companies Fund as a result of a merger on July 24, 2003.
b Based on average daily shares outstanding.
c Total return is not annualized for periods less than one year.
d Annualized.
e For the period December 1, 2002 to July 31, 2003.
f For the period January 2, 2001 (effective date) to November 30, 2001.


28 | See notes to financial statements.|Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
    FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                           INDUSTRY                     SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 93.9%
    AUSTRIA 3.8%
    Andritz AG .......................................                 Machinery                      5,080   $    398,887
    Mayr-Melnhof Karton AG ...........................          Containers & Packaging                1,961        322,476
                                                                                                              ------------
                                                                                                                   721,363
                                                                                                              ------------
    DENMARK 5.0%
  a Almindelig Brand AS ..............................             Consumer Finance                   7,880        288,410
    Bang & Olufsen AS, B .............................            Household Durables                  4,208        282,604
    DSV De Sammenslut Vognmaend AS, B ................                Road & Rail                     5,390        384,639
                                                                                                              ------------
                                                                                                                   955,653
                                                                                                              ------------
    FINLAND 3.8%
    Nokian Renkaat OYJ ...............................              Auto Components                   2,445        352,549
  a YIT-Yhtyma OYJ ...................................        Construction & Engineering             15,090        377,098
                                                                                                              ------------
                                                                                                                   729,647
                                                                                                              ------------
    FRANCE 8.2%
  a Alten ............................................                IT Services                    13,910        341,899
  a Axalto International SAS .........................    Electronic Equipment & Instruments         11,300        328,407
    Beneteau .........................................       Leisure Equipment & Products             3,862        322,123
    Neopost SA .......................................            Office Electronics                  4,915        379,205
  a Seche Environnement ..............................      Commercial Services & Supplies            1,268         94,277
  a TRIGANO ..........................................                Automobiles                     1,260        114,536
                                                                                                              ------------
                                                                                                                 1,580,447
                                                                                                              ------------
    GERMANY 13.7%
    AWD Holding AG ...................................              Capital Markets                   8,005        320,801
  a Centrotec Sustainable AG .........................                 Chemicals                      6,022        195,028
    Krones AG ........................................                 Machinery                      3,160        371,263
    MPC Muenchmeyer Petersen Capital AG ..............              Capital Markets                   2,170        162,444
  a Pfleiderer AG ....................................          Paper & Forest Products              16,060        208,884
    Puma AG ..........................................     Textiles, Apparel & Luxury Goods           1,140        280,056
    Rheinmetall AG ...................................         Industrial Conglomerates               6,785        349,989
  a Techem AG ........................................      Commercial Services & Supplies           11,140        482,732
    United Internet AG ...............................       Internet Software & Services             9,628        249,449
                                                                                                              ------------
                                                                                                                 2,620,646
                                                                                                              ------------
    GREECE 3.3%
    Germanos SA ......................................             Specialty Retail                   8,631        267,037
    Hellenic Duty Free Shops SA ......................             Specialty Retail                   9,090        175,092
    Hellenic Duty Free Shops SA, 144A ................             Specialty Retail                  10,400        200,326
                                                                                                              ------------
                                                                                                                   642,455
                                                                                                              ------------
    IRELAND 7.4%
  a Eircom Group PLC .................................  Diversified Telecommunication Services      119,180        288,899
  a Grafton Group PLC ................................     Trading Companies & Distributors          32,118        394,720


                                                          Semiannual Report | 29

Franklin Global Trust

--------------------------------------------------------------------------------------------------------------------------
    FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                           INDUSTRY                     SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    IRELAND (CONT.)
    IAWS Group PLC ...................................               Food Products                   22,301   $    353,126
    Kingspan Group PLC ...............................             Building Products                 39,199        383,658
                                                                                                              ------------
                                                                                                                 1,420,403
                                                                                                              ------------
    ITALY 3.0%
    Amplifon SpA .....................................     Health Care Equipment & Supplies           3,550        180,019
  a Azimut Holding SpA ...............................              Capital Markets                  16,850         94,428
    Brembo SpA .......................................              Auto Components                     750          6,148
    Hera SpA .........................................            Electric Utilities                 95,995        287,118
                                                                                                              ------------
                                                                                                                   567,713
                                                                                                              ------------
    NETHERLANDS 1.7%
    IHC Caland NV ....................................        Energy Equipment & Services             5,150        324,916
                                                                                                              ------------
    NORWAY 8.6%
  a ABG Sundal Collier ASA ...........................              Capital Markets                 357,640        376,428
    Aktiv Kapital ASA ................................              Capital Markets                  17,810        330,146
    Ekornes ASA ......................................            Household Durables                 12,245        282,772
    Tandberg ASA .....................................         Communications Equipment              20,150        218,416
  a Tandberg Television ASA ..........................         Communications Equipment              43,805        450,740
                                                                                                              ------------
                                                                                                                 1,658,502
                                                                                                              ------------
    SWEDEN 7.5%
  a Elekta AB, B .....................................     Health Care Equipment & Supplies          11,290        350,436
  a Lundin Petroleum AB ..............................                 Oil & Gas                      7,000         44,456
    Nobia AB .........................................            Household Durables                 23,560        385,865
  a Telelogic AB .....................................                 Software                     127,090        287,225
  a Transcom Worldwide SA, B .........................      Commercial Services & Supplies           70,990        369,618
                                                                                                              ------------
                                                                                                                 1,437,600
                                                                                                              ------------
    SWITZERLAND 7.5%
    Kaba Holding AG ..................................                 Machinery                      1,105        341,015
  a Leica Geosystems AG ..............................    Electronic Equipment & Instruments          1,180        352,254
    Phonak Holding AG ................................     Health Care Equipment & Supplies           8,770        294,988
  a Sika AG ..........................................                 Chemicals                        357        229,354
  a Temenos Group AG .................................                 Software                       1,225          8,354
  a Temenos Group AG, 144A ...........................                 Software                      31,030        211,616
                                                                                                              ------------
                                                                                                                 1,437,581
                                                                                                              ------------
    UNITED KINGDOM 20.4%
  a Atkins WS PLC ....................................      Commercial Services & Supplies           20,956        281,632
    Bodycote International PLC .......................                 Machinery                    110,358        372,080
  a Charter PLC ......................................                 Machinery                     60,972        287,972
    Future PLC .......................................                   Media                       90,290        134,778
    Greene King PLC ..................................       Hotels Restaurants & Leisure            11,432        276,912
    Intermediate Capital Group PLC ...................             Consumer Finance                  14,831        319,577


30 | Semiannual Report

Franklin Global Trust

--------------------------------------------------------------------------------------------------------------------------
    FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                           INDUSTRY                     SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    UNITED KINGDOM (CONT.)
    Laird Group PLC ..................................    Electronic Equipment & Instruments         45,610   $    283,715
    McBride PLC ......................................            Household Products                111,840        311,772
    Michael Page International PLC ...................      Commercial Services & Supplies           79,976        288,098
    Mitie Group PLC ..................................      Commercial Services & Supplies          114,162        359,101
    Taylor Nelson Sofres PLC .........................                   Media                       79,920        337,949
    Whatman PLC ......................................                 Chemicals                     82,550        397,660
    Wolverhampton & Dudley Breweries PLC .............                 Beverages                     13,191        267,343
                                                                                                              ------------
                                                                                                                 3,918,589
                                                                                                              ------------
    TOTAL COMMON STOCKS (COST $13,308,989) ...........                                                          18,015,515
                                                                                                              ------------
    PREFERRED STOCK (COST $248,967) 1.8%
    GERMANY
    Hugo Boss AG, pfd. ...............................     Textiles, Apparel & Luxury Goods          10,382        339,207
                                                                                                              ------------
    TOTAL LONG TERM INVESTMENTS (COST $13,557,956)                                                              18,354,722
                                                                                                              ------------
    SHORT TERM INVESTMENT (COST $325,051) 1.7%
    MONEY FUND
  b Franklin Institutional Fiduciary Trust Money
    Market Portfolio .................................                 Money Fund                   325,051        325,051
                                                                                                              ------------
    TOTAL INVESTMENTS (COST $13,883,007) 97.4% .......                                                          18,679,773
    OTHER ASSETS, LESS LIABILITIES 2.6% ..............                                                             498,959
                                                                                                              ------------
    NET ASSETS 100.0% $ ..............................                                                          19,178,732
                                                                                                              ------------

PORTFOLIO ABBREVIATIONS | ADR - American Depository Receipt




a Non-income producing.
b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 31

Franklin Global Trust

FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2005 (unaudited)



                                                                               -------------------------------------------
                                                                                  FIDUCIARY                     FIDUCIARY
                                                                                    LARGE        FIDUCIARY      EUROPEAN
                                                                               CAPITALIZATION      SMALL         SMALLER
                                                                                 GROWTH AND   CAPITALIZATION    COMPANIES
                                                                                 INCOME FUND    EQUITY FUND       FUND
                                                                               -------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...............................................  $  62,620,659   $ 46,035,684   $ 13,557,956
  Cost - Sweep Money Fund (Note 7) ..........................................      4,340,397          2,714        325,051
                                                                               -------------------------------------------
  Total cost of investments .................................................     66,961,056     46,038,398     13,883,007
                                                                               ===========================================
  Value - Unaffiliated issuers ..............................................     83,349,300     52,859,822     18,354,722
  Value - Sweep Money Fund (Note 7) .........................................      4,340,397          2,714        325,051
                                                                               -------------------------------------------
  Total value of investments ................................................     87,689,697     52,862,536     18,679,773
                                                                               -------------------------------------------
 Cash .......................................................................             --             --        350,612
 Receivables:
  Investment securities sold ................................................             --      2,997,319        299,064
  Capital shares sold .......................................................             --             --         88,500
  Dividends .................................................................         19,100          1,345         24,910
                                                                               -------------------------------------------
      Total assets ..........................................................     87,708,797     55,861,200     19,442,859
                                                                               -------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................................             --        158,045        224,195
  Funds advanced by custodian ...............................................             --        190,732             --
  Capital shares redeemed ...................................................          6,709          5,500             --
  Affiliates ................................................................         67,693         55,790         20,157
  Professional fees .........................................................         12,807          7,458         13,553
  Registration and filing fees ..............................................          5,169          2,768          4,298
 Other liabilities ..........................................................             46             39          1,924
                                                                               -------------------------------------------
      Total liabilities .....................................................         92,424        420,332        264,127
                                                                               -------------------------------------------
       Net assets, at value .................................................  $  87,616,373   $ 55,440,868   $ 19,178,732
                                                                               ===========================================
Net assets consist of:
 Undistributed net investment income (distributions in excess of net
  investment income) ........................................................  $     (53,524)  $         --   $         --
 Undistributed net investment loss ..........................................             --       (302,877)       (68,328)
 Net unrealized appreciation (depreciation) .................................     20,728,641      6,824,138      4,799,095
 Accumulated net realized gain (loss) .......................................      2,087,891     (9,430,323)    (6,990,358)
 Capital shares .............................................................     64,853,365     58,349,930     21,438,323
                                                                               -------------------------------------------
       Net assets, at value .................................................  $  87,616,373   $ 55,440,868   $ 19,178,732
                                                                               ===========================================
Shares outstanding ..........................................................     12,911,754      3,391,646      1,954,530
                                                                               ===========================================
Net asset value and maximum offering price per share a ......................          $6.79         $16.35          $9.81
                                                                               ===========================================




a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


32 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the six months ended January 31, 2005 (unaudited)


                                                                               -------------------------------------------
                                                                                  FIDUCIARY                     FIDUCIARY
                                                                                    LARGE        FIDUCIARY      EUROPEAN
                                                                               CAPITALIZATION      SMALL         SMALLER
                                                                                 GROWTH AND   CAPITALIZATION    COMPANIES
                                                                                 INCOME FUND    EQUITY FUND       FUND
                                                                               -------------------------------------------
Investment income:
 Dividends: (net of foreign taxes) a
  Unaffiliated issuers ......................................................   $     803,894   $     52,920   $    65,784
  Sweep Money Fund (Note 7) .................................................          14,916         10,759         2,436
                                                                               -------------------------------------------
      Total investment income ...............................................         818,810         63,679        68,220
                                                                               -------------------------------------------
Expenses:
 Management fees (Note 3) ...................................................         318,165        286,304        88,552
 Administrative fees (Note 3) ...............................................          85,781         57,747        17,825
 Transfer agent fees (Note 3) ...............................................             547          1,089           949
 Custodian fees (Note 4) ....................................................           2,965          1,961         4,520
 Reports to shareholders ....................................................           5,516          4,618         2,316
 Registration and filing fees ...............................................          13,382          8,540        10,126
 Professional fees ..........................................................           7,506          4,472        10,340
 Other ......................................................................           1,779          1,825         3,070
                                                                               -------------------------------------------
      Total expenses ........................................................         435,641        366,556       137,698
      Expense reductions (Note 4) ...........................................              (6)            --        (1,162)
                                                                               -------------------------------------------
       Net expenses .........................................................         435,635        366,556       136,536
                                                                               -------------------------------------------
        Net investment income (loss) ........................................         383,175       (302,877)      (68,316)
                                                                               -------------------------------------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ...............................................................       3,130,032        737,808     1,149,074
  Foreign currency transactions .............................................           3,433             --         6,189
                                                                               -------------------------------------------
       Net realized gain (loss) .............................................       3,133,465        737,808     1,155,263
 Net change in unrealized appreciation (depreciation) on:
  Investments ...............................................................       1,604,808      4,945,341     2,387,907
  Translation of assets and liabilities denominated in foreign currencies ...              --             --           592
                                                                               -------------------------------------------
       Net change in unrealized appreciation (depreciation) .................       1,604,808      4,945,341     2,388,499
                                                                               -------------------------------------------
Net realized and unrealized gain (loss) .....................................       4,738,273      5,683,149     3,543,762
                                                                               -------------------------------------------
Net increase (decrease) in net assets resulting from operations .............   $   5,121,448   $  5,380,272   $ 3,475,446
                                                                               ===========================================

a Foreign taxes withheld on dividends                                                 $11,430           $ --        $7,720



                       Semiannual Report|See notes to financial statements. | 33

Franklin Global Trust

FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS for the six months ended January 31, 2005 (unaudited) and the year ended July 31, 2004



                                                                                           --------------------------------
                                                                                            FIDUCIARY LARGE CAPITALIZATION
                                                                                                GROWTH AND INCOME FUND
                                                                                           --------------------------------
                                                                                           SIX MONTHS ENDED    YEAR ENDED
                                                                                           JANUARY 31, 2005   JULY 31, 2004
                                                                                           --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................................   $     383,175   $    355,676
  Net realized gain (loss) from investments and foreign currency transactions .............       3,133,465      3,918,098
  Net change in unrealized appreciation (depreciation) on investments .....................       1,604,808      7,336,223
                                                                                           --------------------------------
       Net increase (decrease) in net assets resulting from operations ....................       5,121,448     11,609,997
 Distributions to shareholders from:
  Net investment income ...................................................................        (501,516)      (329,516)
  Net realized gains ......................................................................      (4,439,717)      (523,650)
                                                                                           --------------------------------
 Total distributions to shareholders ......................................................      (4,941,233)      (853,166)
 Capital share transactions (Note 2) ......................................................       4,515,154      1,479,699
                                                                                           --------------------------------
       Net increase (decrease) in net assets ..............................................       4,695,369     12,236,530
Net assets:
 Beginning of period ......................................................................      82,921,004     70,684,474
                                                                                           --------------------------------
 End of period ............................................................................   $  87,616,373   $ 82,921,004
                                                                                           ===============================
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
  End of period ...........................................................................   $     (53,524)  $     64,817
                                                                                           ===============================


34 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended January 31, 2005 (unaudited) and the year ended July 31, 2004



                                                                                           --------------------------------
                                                                                            FIDUCIARY SMALL CAPITALIZATION
                                                                                                      EQUITY FUND
                                                                                           --------------------------------
                                                                                           SIX MONTHS ENDED    YEAR ENDED
                                                                                           JANUARY 31, 2005   JULY 31, 2004
                                                                                           --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ............................................................   $    (302,877)  $   (737,917)
  Net realized gain (loss) from investments ...............................................         737,808     12,597,601
  Net change in unrealized appreciation (depreciation) on investments .....................       4,945,341     (9,124,411)
                                                                                           --------------------------------
       Net increase (decrease) in net assets resulting from operations ....................       5,380,272      2,735,273
 Capital share transactions (Note 2) ......................................................     (12,725,864)      (974,561)
                                                                                           --------------------------------
       Net increase (decrease) in net assets ..............................................      (7,345,592)     1,760,712
Net assets:
 Beginning of period ......................................................................      62,786,460     61,025,748
                                                                                           ===============================
 End of period ............................................................................   $  55,440,868   $ 62,786,460
Undistributed net investment loss included in net assets:
 End of period ............................................................................   $    (302,877)  $         --
                                                                                           ===============================


                     Semiannual Report | See notes to financial statements. | 35

Franklin Global Trust

FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended January 31, 2005 (unaudited) and the year ended July 31, 2004



                                                                                           --------------------------------
                                                                                                  FIDUCIARY EUROPEAN
                                                                                                SMALLER COMPANIES FUND
                                                                                           --------------------------------
                                                                                            SIX MONTHS ENDED   YEAR ENDED
                                                                                            JANUARY 31, 2005  JULY 31, 2004
                                                                                           --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ............................................................   $     (68,316)  $     37,790
  Net realized gain (loss) from investments and foreign currency transactions .............       1,155,263      3,361,441
  Net change in unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ...............................       2,388,499        253,715
                                                                                           --------------------------------
      Net increase (decrease) in net assets resulting from operations .....................       3,475,446      3,652,946
 Distributions to shareholders from net investment income .................................         (28,876)      (167,068)
 Capital share transactions (Note 2) ......................................................        (101,386)      (648,656)
                                                                                           --------------------------------
      Net increase (decrease) in net assets ...............................................       3,345,184      2,837,222
Net assets:
 Beginning of period ......................................................................      15,833,548     12,996,326
                                                                                           --------------------------------
 End of period ............................................................................   $  19,178,732   $ 15,833,548
                                                                                           ================================
Undistributed net investment loss included in net assets:
 End of period ............................................................................   $     (68,328)  $     28,864
                                                                                           ================================


36 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the series are presented separately. The investment objectives of the Funds included in this report are:

-------------------------------------------------------------------------------------------------------
  GROWTH                                          GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------
  Fiduciary European Smaller Companies Fund       Fiduciary Large Capitalization Growth and Income Fund
  Fiduciary Small Capitalization Equity Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.


                                                          Semiannual Report | 37

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for U.S. income taxes because each fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


38 | Semiannual Report

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital. There were no redemption fees for the period.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

At January 31, 2005, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                             ---------------------------------------------------------
                                                     FIDUCIARY                       FIDUCIARY
                                               LARGE CAPITALIZATION            SMALL CAPITALIZATION
                                              GROWTH AND INCOME FUND                EQUITY FUND
                                             ---------------------------------------------------------
                                               SHARES         AMOUNT           SHARES        AMOUNT
                                             ---------------------------------------------------------
Six months ended January 31, 2005
 Shares sold ...............................  627,177     $ 4,353,900          83,486    $  1,365,576
 Shares issued in reinvestment
  of distributions .........................  635,793       4,405,964              --              --
 Shares redeemed ........................... (607,986)     (4,244,710)       (915,931)    (14,091,440)
                                             ---------------------------------------------------------
 Net increase (decrease)                      654,984     $ 4,515,154        (832,445)   $(12,725,864)
                                             =========================================================

                                                          Semiannual Report | 39

Franklin Global Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           -----------------------------------------------------------
                                                    FIDUCIARY                        FIDUCIARY
                                              LARGE CAPITALIZATION             SMALL CAPITALIZATION
                                             GROWTH AND INCOME FUND                 EQUITY FUND
                                           -----------------------------------------------------------
                                              SHARES         AMOUNT            SHARES       AMOUNT
                                           -----------------------------------------------------------
Year ended July 31, 2004
 Shares sold .............................  1,618,139   $  10,306,976         694,405   $  11,021,742
 Shares issued in reinvestment
  of distributions .......................     81,290         520,223              --              --
 Shares redeemed ......................... (1,395,581)     (9,347,500)       (752,503)    (11,996,303)
                                           -----------------------------------------------------------
 Net increase (decrease) .................    303,848   $   1,479,699         (58,098)  $    (974,561)
                                           ===========================================================

                                           -------------------------
                                                   FIDUCIARY
                                               EUROPEAN SMALLER
                                                COMPANIES FUND
                                           -------------------------
                                             SHARES        AMOUNT
                                           -------------------------
Six months ended January 31, 2005
 Shares sold .............................   213,321   $  1,872,212
 Shares issued in reinvestment
  of distributions .......................        85            805
 Shares redeemed .........................  (214,240)    (1,974,403)
                                           -------------------------
 Net increase (decrease) .................      (834)  $   (101,386)
                                           =========================
Year ended July 31, 2004
 Shares sold .............................   405,453   $  3,376,394
 Shares issued in reinvestment
  of distributions .......................     1,116          9,063
 Shares redeemed .........................  (540,673)    (4,034,113)
                                           -------------------------
 Net increase (decrease) .................  (134,104)  $   (648,656)
                                           =========================



3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

-------------------------------------------------------------------------------------------
  ENTITY                                                             AFFILIATION
-------------------------------------------------------------------------------------------
  Fiduciary International Inc. (Fiduciary)                           Investment manager
  Franklin Templeton Services LLC (FT Services)                      Administrative manager
  Templeton Franklin Investment Services Inc. (Distributors)         Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)       Transfer agent


40 | Semiannual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary based on the average daily net assets of each fund as follows:

------------------------------------------------------------------------
                                                              ANNUALIZED
                                                               FEE RATE
------------------------------------------------------------------------

  Fiduciary Large Capitalization Growth and Income Fund           .75%
  Fiduciary Small Capitalization Equity Fund                     1.00%
  Fiduciary European Smaller Companies Fund                      1.00%

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of .20% per year of the average daily net assets of each fund.

C. DISTRIBUTION FEES

The Funds reimburse Distributors up to .25% per year of their average daily net assets for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan. No payments were made by the Funds for the period ended January 31, 2005.

D. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were paid to Investor Services:

                           ----------------------------------------------
                               FIDUCIARY
                                LARGE         FIDUCIARY       FIDUCIARY
                            CAPITALIZATION      SMALL         EUROPEAN
                              GROWTH AND   CAPITALIZATION      SMALLER
                              INCOME FUND    EQUITY FUND   COMPANIES FUND
                           ----------------------------------------------

                                     $253           $521             $626


4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended January 31, 2005, the custodian fees were reduced as noted in the Statements of Operations.


                                                          Semiannual Report | 41

Franklin Global Trust

5. INCOME TAXES

At July 31, 2004, the following funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                -------------------------------
                                                   FIDUCIARY       FIDUCIARY
                                                     SMALL          EUROPEAN
                                                CAPITALIZATION      SMALLER
                                                  EQUITY FUND   COMPANIES FUND
                                                -------------------------------
Capital loss carryovers expiring in:
 2009 .........................................   $        --       $ 1,509,077
 2010 .........................................     9,673,832         6,556,559
 2011 .........................................            --            11,932
                                                -------------------------------
                                                  $ 9,673,832       $ 8,077,568
                                                ===============================


At July 31, 2004, the Fiduciary Large Capitalization Growth and Income Fund and the Fiduciary European Smaller Companies Fund had deferred currency losses occurring subsequent to October 31, 2003 of $4,912 and $19,100, respectively. For tax purposes, such losses will be reflected in the year ending July 31, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At January 31, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                                                         ---------------------------------------------
                                                            FIDUCIARY                      FIDUCIARY
                                                              LARGE        FIDUCIARY       EUROPEAN
                                                         CAPITALIZATION      SMALL          SMALLER
                                                           GROWTH AND   CAPITALIZATION     COMPANIES
                                                           INCOME FUND    EQUITY FUND        FUND
                                                         ---------------------------------------------
Cost of investments ....................................  $ 66,961,056   $  46,570,579  $  13,889,400
                                                         =============================================
Unrealized appreciation ................................  $ 21,370,434   $   9,208,338  $   4,801,558
Unrealized depreciation ................................      (641,793)     (2,916,381)       (11,185)
                                                         ---------------------------------------------
Net unrealized appreciation (depreciation) .............  $ 20,728,641   $   6,291,957  $   4,790,373
                                                         =============================================


42 | Semiannual Report

Franklin Global Trust

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended January 31, 2005, were as follows:

                            --------------------------------------------
                               FIDUCIARY                      FIDUCIARY
                                 LARGE        FIDUCIARY       EUROPEAN
                            CAPITALIZATION      SMALL          SMALLER
                              GROWTH AND   CAPITALIZATION     COMPANIES
                              INCOME FUND    EQUITY FUND        FUND
                            --------------------------------------------
Purchases                    $ 13,023,397   $  31,456,219  $  10,571,945
Sales                        $ 13,981,040   $  45,426,479  $  10,798,383


7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


8. REGULATORY MATTERS

INVESTIGATIONS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS
Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").


                                                          Semiannual Report | 43

Franklin Global Trust

8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing, in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing", failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.


44 | Semiannual Report

Franklin Global Trust

8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

The SEC's Second Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The IDC has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies are expected to be disbursed promptly. The SEC has not yet approved the distribution plan pertaining to the Second Order. When approved, disbursements of settlement monies under the SEC's Second Order will be made promptly in accordance with the terms and conditions of that order.


                                                          Semiannual Report | 45

OTHER LEGAL PROCEEDINGS
The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.

46 | Semiannual Report

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)


At July 31, 2004, more than 50% of the Fiduciary European Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As shown in the table below, the fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Internal Revenue Code (Code). This designation will allow shareholders of record on December 14, 2004, to treat their proportionate share of foreign taxes paid by the fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the fund distribution.

The following table provides a detailed analysis by country, of foreign tax paid, foreign source income, foreign qualified dividends and adjusted foreign source income as designated by the fund shareholders. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

---------------------------------------------------------------------------------------------------
                                                                                        ADJUSTED
                                    FOREIGN TAX      FOREIGN           FOREIGN           FOREIGN
                                       PAID       SOURCE INCOME  QUALIFIED DIVIDENDS  SOURCE INCOME
  COUNTRY                            PER SHARE      PER SHARE         PER SHARE         PER SHARE
---------------------------------------------------------------------------------------------------
  Austria                             $0.0006        $0.0010           $0.0010          $0.0004
  Denmark                              0.0021         0.0036            0.0036           0.0015
  Finland                              0.0010         0.0017            0.0017           0.0007
  France                               0.0012         0.0024            0.0023           0.0011
  Germany                              0.0019         0.0034            0.0022           0.0021
  Greece                                   --         0.0019            0.0019           0.0008
  Ireland                                  --         0.0004            0.0004           0.0002
  Italy                                0.0023         0.0043            0.0043           0.0018
  Netherlands                          0.0002         0.0004            0.0004           0.0002
  Norway                               0.0025         0.0043            0.0043           0.0018
  Spain                                0.0013         0.0023            0.0023           0.0010
  Sweden                               0.0011         0.0019            0.0019           0.0008
  Switzerland                          0.0011         0.0018            0.0018           0.0008
  United Kingdom                       0.0026         0.0065            0.0064           0.0028
---------------------------------------------------------------------------------------------------
  TOTAL                               $0.0179        $0.0359           $0.0345          $0.0160
===================================================================================================

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the fund's distribution to which the foreign taxes relate).

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.


                                                          Semiannual Report | 47

Franklin Global Trust

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income Per Share (Column 4) is the adjusted amount per share of foreign source income the fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV was reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.


48 | Semiannual Report

Franklin Global Trust

SHAREHOLDER INFORMATION



PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 49

[GRAPHIC OMITTED]

[LOGO OMITTED]

                                                 SEMIANNUAL REPORT

                                                 JANUARY 31, 2005





[LOGO OMITTED]
























SEMIANNUAL REPORT
--------------------------------------------------------------------------------

 Fiduciary Core Fixed Income Fund .................................   2

 Fiduciary Core Plus Fixed Income Fund ............................   9

 Financial Highlights and Statements of Investments ...............  16

 Financial Statements .............................................  26

 Notes to Financial Statements ....................................  29

 Shareholder Information ..........................................  40

             -------------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
             -------------------------------------------------------

                                                           Semiannual Report | 1

Semiannual Report

Fiduciary Core Fixed Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks total return by investing predominantly in debt securities of varying maturities. The Fund invests mainly in investment-grade U.S. dollar denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage and asset-backed securities, and corporate debt securities.

[SIDEBAR]
 -------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
 -------------------------------------------------------------------------------
[/SIDEBAR]

This semiannual report for the Fiduciary Core Fixed Income Fund (the "Fund") covers the six-month period ended January 31, 2005.

PERFORMANCE OVERVIEW

The Fund posted a 3.76% cumulative total return for the period ended January 31, 2005. The Fund underperformed its benchmark, the Lehman Brothers U.S. Aggregate Index (Lehman Aggregate) 1, which returned 3.81% during the same period.

ECONOMIC AND MARKET OVERVIEW

Despite economic indicators that were mostly positive, bonds performed reasonably well for the period ending January 31, 2005. Employment growth again reached respectable levels in August after a lull earlier in the summer. However, non-farm payroll numbers continued to show volatility throughout the remainder of the period, as a pattern of better than expected labor market figures followed by disappointing figures persisted. Nevertheless, the employment picture continued to improve.

Despite decent employment growth, economic reports during the third quarter of 2004 showed softer retail sales, industrial production, and durable goods orders, as well as a decline in consumer confidence. Later in the year, many of these numbers rebounded and it became evident that the resilient consumer continued to keep the economic recovery in tact. This was despite the fact that

1. Source: Standard & Poor's Micropal. Lehman Brothers U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be investment-grade (Baa3 or better) by Moody's Investor Services. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.

2 | Semiannual Report
oil prices continued their steady march upward, reaching $50 a barrel for the first time in history during the fourth quarter of 2004 before tapering off at the end of the year. Despite high oil prices, inflationary concerns that surfaced during the second quarter eased. Headline inflation stabilized and core inflation, which excludes food and energy, was also benign.

As was widely anticipated by the markets, the Federal Open Market Committee raised its target for the federal funds rate by 25 basis points on four separate occasions to end the period at 2.25%. The 10-year Treasury, which began the period at 4.5%, rallied 3 basis points to end the period at 4.14%. More significant, however, was the substantial flattening of the yield curve. The two-year Treasury rose 61 basis points to end the quarter at 3.29%, while yields in the long end of the curve rallied, as evidenced by yield on the 30-year Treasury falling 61 basis points to 4.59%. This price action seems to indicate that the Federal Reserve Board is successfully reigning in expectations of a rise in inflation and it also appears to explain why the 10-year Treasury has been trading in a relatively narrow range. After a period of very easy monetary policy, the Fed is now removing the accommodation successfully.

INVESTMENT STRATEGY

The Fund's manager allocates its investments among the various types of debt securities available in its core investments, based on its assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. The manager uses a top-down/bottom-up selection process and relies on both internal and external research to identify individual securities. The credit research process focuses on bottom-up credit selection that relies on the manager's independent investment analysis to evaluate the credit-worthiness of the issuer. The manager considers a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

MANAGER'S DISCUSSION

The portfolio benefited from a barbelled yield curve structure that we implemented in anticipation of a flattening yield curve. We were underweighted in the intermediate section of the yield curve for the entire reporting period. However, much of the gains earned through our yield curve positioning were given back due to our below benchmark duration. We had anticipated rising interest rates, and therefore, the portfolio's duration was roughly 10% less than that of the index for most of the reporting period. This detracted from performance as the bond market rallied.

[SIDEBAR]
PORTFOLIO CHARACTERISTICS
Fiduciary Core Fixed Income Fund
As a Percentage of Total Net Assets
As of 1/31/05

------------------------------------
  Effective Duration          3.90
------------------------------------
  Yield-To-Maturity           4.33
------------------------------------
  Average Maturity            6.17
------------------------------------
  Average Quality             AAA
------------------------------------
[/SIDEBAR]

                                                           Semiannual Report | 3

[BAR CHART OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
INDUSTRY BREAKDOWN
Fiduciary Core Fixed Income Fund
Based on Total Net Assets as of 1/31/05

Mortgage-Backed Securities 34.2%

U.S. Government and Agency Securities 15.4%

Diversified Financial Services 5.6%

Thrifts & Mortgage Finance 5.4%

Diversified Telecommunication Services 3.7%

Electric Utilities 3.1%

Finance 2.4%

Foreign Government and Agency Securities 2.2%

Communications Equipment 2.2%

Media 1.5%

Consumer Finance 1.3%

Oil & Gas 1.2%

Municipal Bonds 1.2%

Other 3.9%

Short Term Investment & Other Net Assets 16.7%

The portfolio's sector allocation did not have a significant impact on performance. According to the Lehman Brothers U.S. Aggregate Index, spread sectors responded favorably to the improved U.S. economic picture, as all spread sectors outperformed Treasuries. In the investment grade universe, credit was the best performing sector, earning 144 basis points of excess return versus comparable Treasuries during the period despite a trend of corporate shareholder friendly behavior. Strong fundamentals, such as generally robust corporate earnings, and solid technical factors, including strong foreign support, low issuance and a general demand for yield, supported the sector's performance. The portfolio had a relatively large overweight in investment grade corporate bonds, with a focus on lower rated issuers. This strategy proved beneficial as lower rated corporate bonds outperformed higher quality corporates.

Despite tight valuations, spreads in the mortgage sector continued to compress as strong demand and low volatility persisted. Mortgages slightly lagged the credit sector, outperforming duration adjusted Treasuries by 117 basis points during the period. The portfolio's allocation to the mortgage sector detracted from performance, as the portfolio's positioning was underweight to neutral during the reporting period. The portfolio was also underweight the agency sector for the entire reporting period. Agencies lagged other spread sectors, but still managed to earn an excess return of 62 basis points. This was largely due to a sell-off during the second half of 2004 that was caused by accounting irregularities that were uncovered at Fannie Mae.

4 | Semiannual Report

CONCLUSION

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

[PHOTO OMITTED]
/s/Michael Materasso
--------------------

Michael Materasso
Vice President of Fiduciary International, Inc. (Fiduciary)
Executive Vice President of Fiduciary Trust Company International
(Fiduciary Trust)

[PHOTO OMITTED]
/s/Michael Rohwetter
--------------------

Michael Rohwetter
Vice President of Fiduciary
Senior Vice President of Fiduciary Trust

[PHOTO OMITTED]
/s/Warren Keyser
----------------

Warren Keyser
Vice President of Fiduciary
Senior Vice President of Fiduciary Trust

[SIDEBAR]
TOP 10 HOLDINGS
Fiduciary Core Fixed Income Fund
As of 1/31/05

-----------------------------------------------------------
                                               % OF TOTAL
                                               NET ASSETS
-----------------------------------------------------------
  FNMA                                              19.8%
   MORTGAGE-BACKED SECURITIES/FINANCE
-----------------------------------------------------------
  FHLMC                                             15.7%
   MORTGAGE-BACKED SECURITIES
-----------------------------------------------------------
  U.S. Treasury Bond                                 9.7%
   U.S. GOVERNMENT AND AGENCY SECURITIES
-----------------------------------------------------------
  U.S. Treasury Inflation Index Bond                 3.8%
   U.S. GOVERNMENT AND AGENCY SECURITIES
-----------------------------------------------------------
  Core Investment Grade Bond Trust                  I3.6%
   DIVERSIFIED FINANCIAL SERVICES
-----------------------------------------------------------
  Washington Mutual Inc.                             3.2%
   THRIFTS AND MORTGAGE FINANCE
-----------------------------------------------------------
  Centaur Funding Corp.                              2.2%
   COMMUNICATIONS EQUIPMENT
-----------------------------------------------------------
  U.S. Treasury Note                                 1.9%
   U.S. GOVERNMENT AND AGENCY SECURITIES
-----------------------------------------------------------
  Consumers Energy Co.                               1.7%
   ELECTRIC UTILITIES
-----------------------------------------------------------
  TCI Communications Inc.                            1.5%
   MEDIA
-----------------------------------------------------------
[/SIDEBAR]

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                           Semiannual Report | 5

Performance Summary as of 1/31/05

FIDUCIARY CORE FIXED INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE 1

----------------------------------------------------------------------------------------------------------------
                                                                    ANNUALIZED    CUMULATIVE
                                                                       SINCE         SINCE
                                                                    INCEPTION 2   INCEPTION 3
                                              6-MONTH     1-YEAR    (8/29/03)     (8/29/03)
----------------------------------------------------------------------------------------------------------------
 FIDUCIARY CORE FIXED INCOME FUND               3.76%      3.46%      5.46%          7.87%
----------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE INDEX 4         3.81%      4.16%      5.66%          8.11%
----------------------------------------------------------------------------------------------------------------
 VALUE OF $10,000 INVESTMENT 5                $10,376    $10,346        NA         $10,787
----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR CURRENT PERFORMANCE.

INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ENDNOTES

1. For periods prior to January 31, 2005, the manager and administrator agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund so that total Fund annual operating expenses did not exceed 0.45%. Without this waiver or reduction, total return would have been lower. After January 31, 2005, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Cumulative total return represents the change in value of an investment over the periods indicated.

4. Source: Standard & Poor's Micropal. See page 2 for a description of the Lehman Brothers U.S. Aggregate Index.

5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

6 | Semiannual Report

Your Fund's Expenses

FIDUCIARY CORE FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period were $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                           Semiannual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 7/31/04     VALUE 1/31/05   PERIOD* 7/31/04-1/31/05
--------------------------------------------------------------------------------------------------------
  Actual                                      $1,000.00          $1,037.60               $2.31
--------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000.00          $1,022.94               $2.29
--------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.45%, net of expense waivers, which includes the net expenses incurred by the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

8 | Semiannual Report

Fiduciary Core Plus Fixed Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks total return by investing predominantly in debt securities of varying maturities. The Fund will normally invest about 70% of its net assets in core sectors of investment grade U.S. dollar-denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage and asset-backed securities, and corporate debt securities.

[SIDEBAR]
 -------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
 -------------------------------------------------------------------------------
[/SIDEBAR]

We are pleased to bring you the Fiduciary Core Plus Fixed Income Fund (the "Fund") semiannual report covering the six-month period ended January 31, 2005.

PERFORMANCE OVERVIEW

The Fund posted a 4.10% total return for the period ended January 31, 2005. The Fund outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index (Lehman Aggregate) 1, which returned 3.81% during the same period.

ECONOMIC AND MARKET OVERVIEW

Despite economic indicators that were mostly positive, bonds performed reasonably well for the period ending January 31, 2005. Employment growth again reached respectable levels in August after a lull earlier in the summer. However, non-farm payroll numbers continued to show volatility throughout the remainder of the period, as a pattern of better than expected labor market figures followed by disappointing figures persisted. Nevertheless, the employment picture continued to improve.

Despite decent employment growth, economic reports during the third quarter of 2004 showed softer retail sales, industrial production, and durable goods orders, as well as a decline in consumer confidence. Later in the year, many of these numbers rebounded and it became evident that the resilient consumer continued to keep the economic recovery in tact. This was despite the fact that oil prices continued their steady march upward, reaching $50 a barrel for the

1. Source: Standard & Poor's Micropal. Lehman Brothers U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be investment-grade (Baa3 or better) by Moody's Investor Services. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.

                                                           Semiannual Report | 9

[SIDEBAR]
PORTFOLIO CHARACTERISTICS
Fiduciary Core Plus Fixed Income Fund
As a Percentage of Total Net Assets
As of 1/31/05

------------------------------------
  Effective Duration          4.33
------------------------------------
  Yield-To-Maturity           4.45
------------------------------------
  Average Maturity            6.82
------------------------------------
  Average Quality             AA+
------------------------------------
[/SIDEBAR]

first time in history during the fourth quarter of 2004 before tapering off at the end of the year. Despite high oil prices, inflationary concerns that surfaced during the second quarter eased. Headline inflation stabilized and core inflation, which excludes food and energy, was also benign.

As was widely anticipated by the markets, the Federal Open Market Committee raised its target for the federal funds rate by 25 basis points on four separate occasions to end the period at 2.25%. The 10-year Treasury, which began the period at 4.5%, rallied 3 basis points to end the period at 4.14%. More significant, however, was the substantial flattening of the yield curve. The two-year Treasury rose 61 basis points to end the quarter at 3.29%, while yields in the long end of the curve rallied, as evidenced by yield on the 30-year Treasury falling 61 basis points to 4.59%. This price action seems to indicate that the Federal Reserve Board is successfully reigning in expectations of a rise in inflation and it also appears to explain why the 10-year Treasury has been trading in a relatively narrow range. After a period of very easy monetary policy, the Fed is now removing the accommodation successfully.

INVESTMENT STRATEGY

The Fund's manager allocates its investments among the various types of debt securities available in its core investments, based on its assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. The manager also evaluates opportunities in the non-core investments and the relative value decision of investing away from the benchmark sectors. Each foreign market is evaluated in its local currency terms, as well as on a currency-hedged basis, in order to identify opportunities in both government and non-government sectors.

The manager uses a top-down/bottom-up selection process and relies on both internal and external research to identify individual securities. The credit research process focuses on bottom-up credit selection that relies on the manager's independent investment analysis to evaluate the credit-worthiness of the issuer. The manager considers a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

MANAGER'S DISCUSSION

The portfolio benefited from a barbelled yield curve structure that we implemented in anticipation of a flattening yield curve. We were underweighted in the intermediate section of the yield curve for the entire reporting period. However, much of the gains earned through our yield curve positioning were given back

10 | Semiannual Report
due to our below benchmark duration. We had anticipated rising interest rates, and therefore, the portfolio's duration was roughly 10% less than that of the index for most of the reporting period. This detracted from performance as the bond market rallied.

The portfolio's sector allocation contributed positively to performance. According to the Lehman Brothers U.S. Aggregate Index, spread sectors responded favorably to the improved U.S. economic picture, as all spread sectors outperformed Treasuries. In the investment grade universe, credit was the best performing sector, earning 144 basis points of excess return versus comparable Treasuries during the period despite a trend of corporate shareholder friendly behavior. Strong fundamentals, such as generally robust corporate earnings, and solid technical factors, including strong foreign support, low issuance and a general demand for yield, supported the sector's performance. The portfolio had a neutral to overweight position in investment grade corporate bonds, with a focus on lower rated issuers for the period. This strategy proved beneficial as lower rated corporate bonds outperformed higher quality corporates.

Despite tight valuations, spreads in the mortgage sector continued to compress as strong demand and low volatility persisted. Mortgages slightly lagged the credit sector, outperforming duration adjusted Treasuries by 117 basis points during the period. The portfolio's allocation to the mortgage sector detracted from performance, as the portfolio's positioning was underweight to neutral during the reporting period. The portfolio was also underweight the agency sector for the entire reporting period. Agencies lagged other spread sectors, but still managed to earn an excess return of 62 basis points. This was largely due to a sell-off during the second half of 2004 that was caused by accounting irregularities that were uncovered at Fannie Mae.

Concerning the plus sectors, high yield continued its strong run posting a quarterly excess return of 519 basis points versus duration adjusted Treasuries. This was primarily due to investors increasing their demand for yield in the environment of low volatility, coupled with positive credit fundamentals, as the majority of issuers reported earnings that met or exceeded expectations. The passing of the U.S. Presidential election and generally positive economic data helped set the stage for strong performance through year-end for high yield. The portfolio benefited from a moderate exposure to high yield corporate bonds. European government bonds slightly outperformed U.S. bonds on a hedged basis as weak European economic data and a stronger euro increased concern for Europe's near-term economic growth. The portfolio's exposure to European bonds was largely on an unhedged basis and the strong euro caused European bonds to significantly outperform U.S. bonds on an unhedged basis.

[BAR CHART OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
INDUSTRY BREAKDOWN
Fiduciary Core Plus Fixed Income Fund
Based on Total Net Assets as of 1/31/05

Mortgage-Backed Securities 30.1%

U.S. Government and Agency Securities 12.2%

Foreign Government and Agency Securities 11.3%

Diversified Financial Services 10.3%

Thrifts & Mortgage Finance 3.6%

Electric Utilities 3.3%

Media 3.1%

Finance 2.5%

Capital Markets 2.3%

Diversified Telecommunication Services 2.2%

Communications Equipment 2.0%

Municipal Bond Securities 1.4%

Oil & Gas 1.0%

Consumer Finance 1.0%

Other 6.1%

Short Term Invetment & Other Net Assets 7.3%%

                                                          Semiannual Report | 11

[SIDEBAR]
TOP 10 HOLDINGS
Fiduciary Core Plus Fixed Income Fund
As of 1/31/05

------------------------------------------------------------
                                                % OF TOTAL
                                                NET ASSETS
------------------------------------------------------------
  FNMA                                               17.9%
   MORTGAGE-BACKED SECURITIES/FINANCE
------------------------------------------------------------
  FHLMC                                              13.0%
   MORTGAGE-BACKED SECURITIES
------------------------------------------------------------
  Federal Republic of Germany                         6.7%
   FOREIGN GOVERNMENT AND AGENCY SECURITIES
------------------------------------------------------------
  SLM Student Loan Trust                              5.0%
   DIVERSIFIED FINANCIAL SERVICES
------------------------------------------------------------
  U.S. Treasury Bond                                  4.7%
   U.S. GOVERNMENT AND AGENCY SECURITIES
------------------------------------------------------------
  U.S. Treasury Inflation Index Bond                  3.9%
   U.S. GOVERNMENT AND AGENCY SECURITIES
------------------------------------------------------------
  U.S. Treasury Note                                  3.6%
   U.S. GOVERNMENT AND AGENCY SECURITIES
------------------------------------------------------------
  Fleet Credit Card Master Trust                      3.3%
   DIVERSIFIED FINANCIAL SERVICES
------------------------------------------------------------
  Export-Import Bank Japan                            2.1%
   FOREIGN GOVERNMENT AND AGENCY SECURITIES
------------------------------------------------------------
  Aries Vermogen                                      2.1%
   CAPITAL MARKETS
------------------------------------------------------------
[/SIDEBAR]

CONCLUSION

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

[PHOTO OMITTED]
/s/Michael Materasso
--------------------

Michael Materasso
Vice President of Fiduciary International, Inc. (Fiduciary)
Executive Vice President of Fiduciary Trust Company International
(Fiduciary Trust)

[PHOTO OMITTED]
/s/Michael Rohwetter
--------------------

Michael Rohwetter
Vice President of Fiduciary
Senior Vice President of Fiduciary Trust

[PHOTO OMITTED]
/s/Warren Keyser
----------------

Warren Keyser
Vice President of Fiduciary
Senior Vice President of Fiduciary Trust


THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

12 | Semiannual Report

Performance Summary as of 1/31/05

FIDUCIARY CORE PLUS FIXED INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE 1

-------------------------------------------------------------------------------------------------
                                                                      ANNUALIZED    CUMULATIVE
                                                                         SINCE         SINCE
                                                                      INCEPTION 2   INCEPTION 3
-------------------------------------------------------------------------------------------------
                                                 6-MONTH     1-YEAR    (8/04/03)    (8/04/03)

-------------------------------------------------------------------------------------------------
 FIDUCIARY CORE PLUS FIXED INCOME FUND             4.10%      4.91%      7.46%        11.35%
-------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE INDEX 4            3.81%      4.16%      5.77%         8.74%
-------------------------------------------------------------------------------------------------
 VALUE OF $10,000 INVESTMENT 5                   $10,410    $10,491         NA       $11,135
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR CURRENT PERFORMANCE.

INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ENDNOTES

1. For periods prior to January 31, 2005, the manager and administrator agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund so that total Fund annual operating expenses did not exceed 0.43%. Without this waiver or reduction, total return would have been lower. After January 31, 2005, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Cumulative total return represents the change in value of an investment over the periods indicated.

4. Source: Standard & Poor's Micropal. See page 9 for a description of the Lehman Brothers U.S. Aggregate Index.

5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

                                                          Semiannual Report | 13

Your Fund's Expenses

FIDUCIARY CORE PLUS FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period were $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 7/31/04     VALUE 1/31/05   PERIOD* 7/31/04-1/31/05
--------------------------------------------------------------------------------------------------------
  Actual                                      $1,000.00          $1,041.00              $2.21
--------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000.00          $1,023.04              $2.19
--------------------------------------------------------------------------------------------------------


*Expenses are equal to the Fund's annualized expense ratio of 0.43%, net of expense waivers, which includes the net expenses incurred by the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                          Semiannual Report | 15

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FIDUCIARY CORE FIXED INCOME FUND

                                                              ---------------------------------
                                                               SIX MONTHS ENDED   PERIOD ENDED
                                                               JANUARY 31, 2005     JULY 31,
                                                                  (UNAUDITED)         2004E
                                                              ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................               $ 9.97        $10.00
                                                              ---------------------------------
Income from investment operations:
 Net investment income a .................................                  .16           .26
 Net realized and unrealized gains (losses) ..............                  .21           .13
                                                              ---------------------------------
Total from investment operations .........................                  .37           .39
                                                              ---------------------------------
Less distributions from:
 Net investment income ...................................                 (.26)         (.39)
 Net realized gains ......................................                 (.03)         (.03)
                                                              ---------------------------------
Total distributions ......................................                 (.29)         (.42)
                                                              ---------------------------------
Net asset value, end of period ...........................               $10.05        $ 9.97
                                                              =================================

Total return b ...........................................                3.76%         3.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................              $16,334       $17,543
Ratios to average net assets:
 Expenses c ..............................................                 .75%          .99%
 Expenses net of waiver and payments by affiliate c ......                 .45%          .45%
 Net investment income c .................................                3.07%         2.76%
Portfolio turnover rate ..................................              256.78%       459.82%
Portfolio turnover rate excluding mortgage dollar rolls d               172.91%       259.85%

a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.
d See Note 1(e) regarding mortgage dollar rolls.
e For the period August 29, 2003 (commencement of operations) to July 31, 2004.

16 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE FIXED INCOME FUND                                            COUNTRY      PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS 17.7%
  AEROSPACE & DEFENSE .7%
  BF Goodrich, 6.80%, 2/01/18 ..........................................   United States     $   100,000       $   111,317
                                                                                                               ------------
  AIRLINES .1%
  Delta Air Lines Inc., senior note, 6.718%, 7/02/24 ...................   United States          20,769            22,002
                                                                                                               ------------
  CAPITAL MARKETS 1.0%
  Goldman Sachs Group Inc., 5.125%, 1/15/15 ............................   United States         160,000           162,287
                                                                                                               ------------
  CONSUMER FINANCE 1.3%
  Ford Motor Credit Co., 5.70%, 1/15/10 ................................   United States         165,000           164,670
  General Motors Acceptance Corp., 6.75%, 12/01/14 .....................   United States          55,000            54,019
                                                                                                               ------------
                                                                                                                   218,689
                                                                                                               ------------
  DIVERSIFIED FINANCIAL SERVICES 4.2%
  Core Investment Grade Bond Trust I, 4.727%, 11/30/07 .................   United States         575,000           585,773
  HSBC Capital Funding LP, 4.61%, Perpetual ............................  Jersey Islands         110,000           107,851
                                                                                                               ------------
                                                                                                                   693,624
                                                                                                               ------------
  DIVERSIFIED TELECOMMUNICATION SERVICES 3.7%
  Ameritech Capital Funding Corp., 6.25%, 5/18/09 ......................   United States         205,000           218,909
  France Telecom SA, senior note, 9.25%, 3/01/31 .......................      France             100,000           139,442
  Hutchison Whampoa International Ltd., senior note, 144A, 5.45%,
    11/24/10 ...........................................................     Hong Kong           100,000           104,044
  Sprint Capital Corp., 6.90%, 5/01/19 .................................   United States         125,000           141,331
                                                                                                               ------------
                                                                                                                   603,726
                                                                                                               ------------
  ELECTRIC UTILITIES 3.1%
  Consumers Energy Co., C, 4.25%, 4/15/08 ..............................   United States         270,000           271,640
  Southern California Edison Co., 8.00%, 2/15/07 .......................   United States         174,000           188,327
  System Energy Resources Inc., 144A, 5.129%, 1/15/14 ..................   United States          53,934            53,839
                                                                                                               ------------
                                                                                                                   513,806
                                                                                                               ------------
  ENERGY EQUIPMENT & SERVICES 1.0%
  Halliburton Co., 8.75%, 2/15/21 ......................................   United States         115,000           155,150
                                                                                                               ------------
  MACHINERY .3%
  Harsco Corp., senior note, 5.125%, 9/15/13 ...........................   United States          40,000            40,751
                                                                                                               ------------
  MEDIA 1.5%
  TCI Communications Inc., 8.75%, 8/01/15 ..............................   United States         185,000           238,040
                                                                                                               ------------
  METALS & MINING .8%
  Glencore Funding LLC, 144A, 6.00%, 4/15/14 ...........................   United States         130,000           126,507
                                                                                                               ------------
  TOTAL CORPORATE BONDS (COST $2,821,474) ..............................                                         2,885,899
                                                                                                               ------------

                                                          Semiannual Report | 17

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE FIXED INCOME FUND                                            COUNTRY      PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 34.2%
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 8.9%
  FHLMC, Cap 10.121%, Margin 2.25% + CMT, Resets Annually, 5.123%,
    9/01/04 ............................................................   United States     $ 1,443,422       $ 1,449,510
                                                                                                               ------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 6.8%
  FHLMC 30 Year, 6.00%, 5/01/34 ........................................   United States         676,733           699,419
  FHLMC 30 Year, 6.00%, 1/01/35 ........................................   United States         400,000           413,420
                                                                                                               ------------
                                                                                                                 1,112,839
                                                                                                               ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 17.4%
a FNMA 30 Year, 6.00%, 2/01/29 .........................................   United States       1,423,000         1,469,691
a FNMA 30 Year, 5.50%, 2/15/33 .........................................   United States         120,000           122,213
a FNMA 30 Year, 5.00%, 2/01/34 .........................................   United States         327,000           326,284
  FNMA 30 Year, 6.50%, 10/01/34 ........................................   United States         879,127           920,141
                                                                                                               ------------
                                                                                                                 2,838,329
                                                                                                               ------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 1.1%
  GNMA 30 Year, 6.00% 4/20/34 ..........................................   United States         182,953           190,206
                                                                                                               ------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $5,600,763) ...................                                         5,590,884
                                                                                                               ------------
  ASSET-BACKED SECURITIES 8.0%
  DIVERSIFIED FINANCIAL SERVICES 1.4%
  SLM Student Loan Trust, 2004-9, A2, FRN, 2.72%, 10/25/12 .............   United States         225,000           225,103
                                                                                                               ------------
  OIL & GAS 1.2%
  Gazprom International SA, 144A, 7.201%, 2/01/20 ......................      Russia             170,000           180,625
  Gazprom International SA, Reg S, 7.201%, 2/01/20 .....................      Russia              20,000            21,250
                                                                                                               ------------
                                                                                                                   201,875
                                                                                                               ------------
  THRIFTS & MORTGAGE FINANCE 5.4%
  Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A1B, 3.517%,
    6/25/34 ............................................................   United States         191,120           191,322
  Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, 2.238%,
    9/25/34 ............................................................   United States         110,386           110,679
  CS First Boston Mortgage Securities Corp., 2004-1, 5A1, 5.50%,
    2/25/19 ............................................................   United States          56,157            56,747
  Washington Mutual Inc., 2004-AR2, A, 2.574%, 4/25/44 .................   United States         324,195           327,920
  Washington Mutual Inc., 2004-AR9, A2, 2.468%, 8/25/34 ................   United States         192,846           192,449
                                                                                                               ------------
                                                                                                                   879,117
                                                                                                               ------------
  TOTAL ASSET-BACKED SECURITIES (COST $1,292,668) ......................                                         1,306,095
                                                                                                               ------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 2.2%
  Russian Federation, Reg S, 12.75%, 6/24/28 ...........................      Russia             124,000           208,642
  United Mexican States, 4.625%, 10/08/08 ..............................      Mexico             155,000           156,744
                                                                                                               ------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $350,581) .......                                           365,386
                                                                                                               ------------

18 | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE FIXED INCOME FUND                                            COUNTRY      PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 15.4%
  U.S. Treasury Bond, 7.25%, 8/15/22 ...................................   United States     $   680,000       $   895,448
  U.S. Treasury Bond, 5.375%, 2/15/31 ..................................   United States         612,000           684,795
b U.S. Treasury Inflation Index Bond, 1.75%, 1/15/15 ...................   United States         627,169           626,043
  U.S. Treasury Note, 6.00%, 8/15/09 ...................................   United States         280,000           307,431
                                                                                                               ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $2,467,995) ........                                         2,513,717
                                                                                                               ------------
  MUNICIPAL BOND (COST $188,158) 1.2%
  Tobacco Settlement Financing Corp. Revenue, 6.375%, 6/01/32 ..........   United States         200,000           199,848
                                                                                                               ------------

                                                                                          ------------------
                                                                                                SHARES
                                                                                          ------------------
  PREFERRED STOCKS 4.6%
  COMMUNICATIONS EQUIPMENT 2.2%
  Centaur Funding Corp., 9.08%, pfd., B, 144A ..........................   United States             263           354,228
                                                                                                               ------------
  FINANCE 2.4%
  Fannie Mae, 7.00%, pfd. ..............................................   United States           6,968           395,434
                                                                                                               ------------
  TOTAL PREFERRED STOCKS (COST $713,417) ...............................                                           749,662
                                                                                                               ------------
  TOTAL LONG TERM INVESTMENTS (COST $13,435,056) .......................                                        13,611,491
                                                                                                               ------------

                                                                                          ------------------
                                                                                           PRINCIPAL AMOUNT
                                                                                          ------------------
  SHORT TERM INVESTMENTS 26.1%
  U.S. GOVERNMENT AND AGENCY SECURITIES 13.5%
  FHLB, 7.125%, 2/15/05 ................................................   United States     $   800,000           801,372
c FNMA, 2/07/05 ........................................................   United States         600,000           599,764
  FNMA, 7.125%, 2/15/05 ................................................   United States         800,000           801,363
                                                                                                               ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $2,202,779) ........                                         2,202,499
                                                                                                               ------------
  TOTAL INVESTMENTS BEFORE MONEY FUND (COST $15,637,835) ...............                                        15,813,990
                                                                                                               ------------

                                                                                          ------------------
                                                                                                SHARES
                                                                                          ------------------
  MONEY FUND (COST $2,056,780) 12.6%
d Franklin Institutional Fiduciary Trust Money Market Portfolio ........   United States       2,056,780         2,056,780
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $17,694,615) 109.4% ..........................                                        17,870,770
  OTHER ASSETS, LESS LIABILITIES (9.4)% ................................                                        (1,536,524)
                                                                                                               ------------
  NET ASSETS 100.0% ....................................................                                       $16,334,246
                                                                                                               ============

See Portfolio Abbreviations on page 25.

a See Note 1(c) regarding securities purchased on a to-be-announced basis.
b Principal amount of security is adjusted for inflation.
c Security is traded on a discount basis with no stated coupon rate.
d See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

                     Semiannual Report | See notes to financial statements. | 19

Franklin Global Trust

FINANCIAL HIGHLIGHTS

FIDUCIARY CORE PLUS FIXED INCOME FUND

                                                            ---------------------------------
                                                             SIX MONTHS ENDED   PERIOD ENDED
                                                             JANUARY 31, 2005     JULY 31,
                                                                (UNAUDITED)        2004 E
                                                            ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................          $10.32        $10.00
                                                            ---------------------------------
Income from investment operations:
 Net investment income a .................................             .18           .28 f
 Net realized and unrealized gains (losses) ..............             .24           .41 f
                                                            ---------------------------------
Total from investment operations .........................             .42           .69
                                                            ---------------------------------
Less distributions from:
 Net investment income ...................................            (.22)         (.30)
 Net realized gains ......................................              --          (.07)
                                                            ---------------------------------
Total distributions ......................................            (.22)         (.37)
                                                            ---------------------------------
Net asset value, end of period ...........................          $10.52        $10.32
                                                            =================================

Total return b ...........................................           4.10%         6.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................         $73,940       $54,132
Ratios to average net assets:
 Expenses c ..............................................            .58%          .84%
 Expenses net of waiver and payments by affiliate c ......            .43%          .43%
 Net investment income c .................................           3.36%         2.76%
Portfolio turnover rate ..................................         259.21%       426.29%
Portfolio turnover rate excluding mortgage dollar rolls d          195.53%       222.53%

a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.
d See Note 1(e) regarding mortgage dollar rolls.
e For the period August 4, 2003 (commencement of operations) to July 31, 2004. f The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.

20 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                      COUNTRY     PRINCIPAL AMOUNT E       VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS 20.4%
  AIRLINES .4%
  Delta Air Lines Inc., senior note, 6.718%, 7/02/24 ..................   United States      $  257,535        $   272,829
                                                                                                               ------------
  AUTOMOBILES .2%
  General Motors Corp., 8.375%, 7/05/33 ...............................   United States         117,000 EUR        159,320
                                                                                                               ------------
  CAPITAL MARKETS 2.3%
  Aries Vermogen, Reg S, 9.60%, 10/25/14 ..............................   United States       1,250,000          1,550,000
  General Electric Capital Corp., FRN, 2.04%, 9/18/06 .................   United States         120,000            120,287
                                                                                                               ------------
                                                                                                                 1,670,287
                                                                                                               ------------
  CHEMICALS .4%
  Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13 .........   United States         275,000            325,875
                                                                                                               ------------
  CONSUMER FINANCE 1.0%
  Ford Motor Credit Co., 5.70%, 1/15/10 ...............................   United States         750,000            748,500
                                                                                                               ------------
  CONTAINERS & PACKAGING .5%
  Owens-Brockway Glass Container Inc., senior note, 144A, 6.75%,
    12/01/14 ..........................................................   United States         345,000            346,725
                                                                                                               ------------
  DIVERSIFIED FINANCIAL SERVICES 2.3%
  Core Investment Grade Bond Trust I, 4.727%, 11/30/07 ................   United States       1,070,000          1,090,047
  HSBC Capital Funding LP, 4.61%, Perpetual ...........................  Jersey Islands         620,000            607,888
                                                                                                               ------------
                                                                                                                 1,697,935
                                                                                                               ------------
  DIVERSIFIED TELECOMMUNICATION SERVICES 2.2%
  France Telecom SA, senior note, 9.25%, 3/01/31 ......................      France             465,000            648,404
  Qwest Corp., senior note, 144A, 7.875%, 9/01/11 .....................   United States         250,000            268,750
  Sprint Capital Corp., 6.90%, 5/01/19 ................................   United States         645,000            729,267
                                                                                                               ------------
                                                                                                                 1,646,421
                                                                                                               ------------
  ELECTRIC UTILITIES 3.3%
  CMS Energy Corp., senior note, 7.50%, 1/15/09 .......................   United States         150,000            159,562
  Consumers Energy Co., C, 4.25%, 4/15/08 .............................   United States         750,000            754,556
  Elektrownia Turow BV, 9.75%, 3/14/11 ................................    Netherlands          295,000 EUR        411,949
  Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14 ................   United States         500,000            520,000
  Texas New Mexico Power Co., senior note, 6.125%, 6/01/08 ............   United States         225,000            231,191
  TXU Corp., 144A, 6.55%, 11/15/34 ....................................   United States         380,000            386,272
                                                                                                               ------------
                                                                                                                 2,463,530
                                                                                                               ------------
  ENERGY EQUIPMENT & SERVICES .9%
  Halliburton Co., 8.75%, 2/15/21 .....................................   United States         465,000            627,347
                                                                                                               ------------
  FOOD PRODUCTS .5%
  Smithfield Foods Inc., senior note, 7.00%, 8/01/11 ..................   United States         350,000            374,062
                                                                                                               ------------
  HEALTH CARE PROVIDERS & SERVICES .4%
  Medco Health Solutions Inc., senior note, 7.25%, 8/15/13 ............   United States         255,000            288,680
                                                                                                               ------------

                                                          Semiannual Report | 21

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                      COUNTRY     PRINCIPAL AMOUNT E       VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  HOTELS RESTAURANTS & LEISURE .6%
  Park Place Entertainment Corp., senior sub. note, 8.125%, 5/15/11 ...   United States      $  175,000        $   201,250
  Royal Caribbean Cruises Ltd., senior note, 8.75%, 2/02/11 ...........   United States         230,000            270,825
                                                                                                               ------------
                                                                                                                   472,075
                                                                                                               ------------
  HOUSEHOLD DURABLES .1%
  D.R. Horton Inc., senior note, 7.875%, 8/15/11 ......................   United States          35,000             40,400
                                                                                                               ------------
  MACHINERY .4%
  Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ............   United States         250,000            274,375
                                                                                                               ------------
  MEDIA 3.1%
  Cox Communications Inc., 7.125%, 10/01/12 ...........................   United States         635,000            716,297
  EchoStar DBS Corp., senior note, 5.75%, 10/01/08 ....................   United States          45,000             45,562
  Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ..............   United States         130,000            133,900
  Medianews Group Inc., senior sub. note, 6.875%, 10/01/13 ............   United States         275,000            275,000
  TCI Communications Inc., 8.75%, 8/01/15 .............................   United States         875,000          1,125,863
                                                                                                               ------------
                                                                                                                 2,296,622
                                                                                                               ------------
  METALS & MINING .9%
  Alrosa Finance SA, 144A, 8.875%, 11/17/14 ...........................    Luxembourg           180,000            186,867
  Glencore Funding LLC, 144A, 6.00%, 4/15/14 ..........................   United States         495,000            481,699
                                                                                                               ------------
                                                                                                                   668,566
                                                                                                               ------------
  OFFICE ELECTRONICS .4%
  Xerox Corp., senior note, 6.875%, 8/15/11 ...........................   United States         300,000            318,000
                                                                                                               ------------
  OIL & GAS .1%
  Chesapeake Energy Corp., senior note, 144A, 6.375%, 6/15/15 .........   United States          90,000             92,250
                                                                                                               ------------
  PAPER & FOREST PRODUCTS .4%
  Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 .................   United States         225,000            260,156
                                                                                                               ------------
  TOTAL CORPORATE BONDS (COST $14,491,720) ............................                                         15,043,955
                                                                                                               ------------
  MORTGAGE-BACKED SECURITIES 30.1%
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 3.5%
  FHLMC, Cap 10.123%, Margin 2.75% + CMT, Resets Annually, 5.123%,
    9/01/34 ...........................................................   United States       2,545,495          2,556,230
                                                                                                               ------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 9.5%
  FHLMC 30 Year, 6.00%, 9/01/34 .......................................   United States       6,807,229          7,035,423
                                                                                                               ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 15.4%
a FNMA 30 Year, 6.00% 2/01/29 .........................................   United States       2,485,000          2,566,538
  FNMA 30 Year, 6.50%, 8/01/31 ........................................   United States          25,456             26,666
  FNMA 30 Year, 6.50%, 11/01/32 .......................................   United States          30,264             31,695
a FNMA 30 Year, 5.50%, 2/01/33 ........................................   United States       1,010,000          1,028,622
a FNMA 30 Year, 5.00%, 2/01/34 ........................................   United States       3,322,000          3,314,731
a FNMA 30 Year, 5.50%, 3/15/34 ........................................   United States       2,910,000          2,955,469
  FNMA 30 Year, 6.50%, 10/01/34 .......................................   United States       1,386,486          1,451,171
                                                                                                               ------------
                                                                                                                11,374,892
                                                                                                               ------------

22 | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                      COUNTRY     PRINCIPAL AMOUNT E       VALUE
---------------------------------------------------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES (CONT.)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 1.7%
  GNMA|SF 30 Year, 6.00% 3/20/34 ......................................   United States      $  555,405        $   577,422
  GNMA|SF 30 Year, 6.00% 4/20/34 ......................................   United States         676,928            703,762
                                                                                                               ------------
                                                                                                                 1,281,184
                                                                                                               ------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $22,234,020)                                                           22,247,729
                                                                                                               ------------
  ASSET-BACKED SECURITIES 12.8%
  CONSUMER FINANCE 0%F
  WFS Financial Owner Trust, 2002-4, A3B, 1.43%, 8/20/07 ..............   United States          29,758             29,773
                                                                                                               ------------
  DIVERSIFIED FINANCIAL SERVICES 8.3%
  Fleet Credit Card Master Trust, 2002-B, A, 2.62%, 4/15/10 ...........   United States       2,430,000          2,438,468
  SLM Student Loan Trust, 2002-3, A4, 1.80%, 10/25/16 .................   United States         790,000            794,015
  SLM Student Loan Trust, 2003-6, A2, 1.55%, 3/15/11 ..................   United States          84,057             84,105
  SLM Student Loan Trust, 2004-6, A2, 1.62%, 1/25/13 ..................   United States       2,500,000          2,504,227
  SLM Student Loan Trust, 2004-9, A2, 2.72%, 10/25/12 .................   United States         300,000            300,136
                                                                                                               ------------
                                                                                                                 6,120,951
                                                                                                               ------------
  OIL & GAS .9%
  Gazprom International SA, 144A, 7.201%, 2/01/20 .....................      Russia             510,000            541,875
  Gazprom International SA, Reg S, 7.201%, 2/01/20 ....................      Russia             130,000            138,125
                                                                                                               ------------
                                                                                                                   680,000
                                                                                                               ------------
  THRIFTS & MORTGAGE FINANCE 3.6%
  Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A1B, 3.517%,
    6/25/34 ...........................................................   United States         659,034            659,732
  Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, 2.238%,
    9/25/34 ...........................................................   United States          55,193             55,339
  FNMA, 1997-9, B, 6.499%, 10/25/22 ...................................   United States         416,791            417,781
  Impac Secured Assets Common Owner Trust, 2003-2, A1, 5.50%,
    8/25/33 ...........................................................   United States         434,305            431,443
  Master Alternative Loans Trust, 2003-3, 1A1, 6.50%, 5/25/33 .........   United States         206,861            210,667
  Master Alternative Loans Trust, 2003-7, 6A1, 6.50%, 12/25/33 ........   United States         331,895            339,112
  Washington Mutual Inc., 2004-AR2, A, 2.574%, 4/25/44 ................   United States         418,041            422,844
  Washington Mutual Inc., 2004-AR9, A2, 2.468%, 8/25/34 ...............   United States         108,695            108,471
                                                                                                               ------------
                                                                                                                 2,645,389
                                                                                                               ------------
  TOTAL ASSET-BACKED SECURITIES (COST $9,435,160)                                                                9,476,113
                                                                                                               ------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 11.3%
  Export-Import Bank Japan, 2.875%, 7/28/05 ...........................       Japan         160,000,000 JPY      1,565,420
  Federal Republic of Germany, 5.25%, 1/04/11 .........................      Germany          1,005,000 EUR      1,461,114
  Federal Republic of Germany, 5.50%, 1/04/31 .........................      Germany          2,170,000 EUR      3,491,808
  Government of Mexico, 9.00%, 12/20/12 ...............................      Mexico             75,600g MXN        655,161
  Kingdom of Spain, 4.75%, 3/14/05 ....................................       Spain          50,000,000 JPY        485,069
  Mexican Udibonos, 3.50%, 12/19/13 ...................................      Mexico             88,008g MXN        715,750
                                                                                                               ------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $8,203,593) ....                                          8,374,322
                                                                                                               ------------

                                                          Semiannual Report | 23

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                      COUNTRY     PRINCIPAL AMOUNT E       VALUE
---------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 12.2%
  U.S. Treasury Bond, 7.25%, 8/15/22 ..................................   United States      $1,489,000        $ 1,960,769
  U.S. Treasury Bond, 5.375%, 2/15/31 .................................   United States       1,329,000          1,487,079
b U.S. Treasury Inflation Index Bond, 1.75%, 1/15/15 ..................   United States       2,917,788          2,912,547
  U.S. Treasury Note, 6.25%, 2/15/07 ..................................   United States       2,500,000          2,646,290
                                                                                                               ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $8,935,788)                                                  9,006,685
                                                                                                               ------------
  MUNICIPAL BOND SECURITIES 1.4%
  Badger Tobacco Asset Securitization Corp. Revenue, Asset-Backed,
    6.125%, 6/01/27 ...................................................   United States          50,000             50,214
  Northern TOB Securitization Corp., Alaska TOB Settlement Revenue,
    Asset-Backed Bonds, 4.75%, 6/01/15 ................................   United States         115,000            114,391
  Tobacco Settlement Financing Corp. Revenue, 4.375%, 6/01/19 .........   United States         300,000            299,709
  Tobacco Settlement Financing Corp. Revenue, 6.375%, 6/01/32 .........   United States          85,000             84,935
  Tobacco Settlement Revenue Management Authority Settlement Revenue,
    Series B, 6.375%, 5/15/28 .........................................   United States         440,000            439,947
                                                                                                               ------------
  TOTAL MUNICIPAL BOND SECURITIES (COST $938,739) .....................                                            989,196
                                                                                                               ------------

                                                                                        --------------------
                                                                                               SHARES
                                                                                        --------------------
  PREFERRED STOCKS 4.5%
  COMMUNICATIONS EQUIPMENT 2.0%
  Centaur Funding Corp., 9.08%, pfd., B, 144A .........................   United States           1,102          1,484,256
                                                                                                               ------------
  FINANCE 2.5%
  Fannie Mae, 7.00%, pfd. .............................................   United States          32,513          1,845,113
                                                                                                               ------------
  TOTAL PREFERRED STOCKS (COST $3,239,480) ............................                                          3,329,369
                                                                                                               ------------
  TOTAL LONG TERM INVESTMENTS (COST $67,478,500) ......................                                         68,467,369
                                                                                                               ------------
                                                                                        --------------------
                                                                                         PRINCIPAL AMOUNT E
                                                                                        --------------------
  SHORT TERM INVESTMENTS 18.2%
  U.S. GOVERNMENT AND AGENCY SECURITIES 10.5%
  FHLB, 7.125%, 2/15/05 ...............................................   United States      $2,700,000          2,704,631
c FNMA, 2/07/05 .......................................................   United States       1,500,000          1,499,410
  FNMA, 7.125%, 2/15/05 ...............................................   United States       2,700,000          2,704,598
  U.S. Treasury Note, 1.625%, 4/30/05 .................................   United States         893,000            891,327
                                                                                                               ------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $7,800,544) .......                                          7,799,966
                                                                                                               ------------
  TOTAL INVESTMENTS BEFORE MONEY FUND (COST $75,279,044) ..............                                         76,267,335
                                                                                                               ------------

24 | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY CORE PLUS FIXED INCOME FUND                                      COUNTRY           SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONT.)
  MONEY FUND (COST $5,721,538) 7.7%
d Franklin Institutional Fiduciary Trust Money Market Portfolio .......   United States       5,721,538        $ 5,721,538
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $81,000,582) 110.9% .........................                                         81,988,873
  NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0% f ..............                                             16,734
  OTHER ASSETS, LESS LIABILITIES (10.9)% ..............................                                         (8,065,719)
                                                                                                               ------------
  NET ASSETS 100.0% ...................................................                                        $73,939,888
                                                                                                               ============

CURRENCY ABBREVIATIONS:
EUR    - Euro
JPY    - Japanese Yen
MXN    - Mexican Peso

PORTFOLIO ABBREVIATIONS:
CMT    - 1 Year Constant Treasury Index
FHLB   - Federal Home Loan Bank
FRN    - Floating Rate Note
SF     - Single Family
TOB    - Tobacco

a See Note 1(c) regarding securities purchased on a to-be-announced basis.
b Principal amount of security is adjusted for inflation.
c Security is traded on a discount basis with no stated coupon rate.
d See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.
e The principal amount is stated in U.S. dollars unless otherwise indicated. f Rounds to less than .05% of net assets.
g Principal amount is stated in $100.00 Peso units.

                     Semiannual Report | See notes to financial statements. | 25

Franklin Global Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2005 (unaudited)

                                                          -----------------------------
                                                           FIDUCIARY       FIDUCIARY
                                                          CORE FIXED    CORE PLUS FIXED
                                                          INCOME FUND     INCOME FUND
                                                          -----------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..........................  $15,637,835      $75,279,044
  Cost - Sweep Money Fund (Note 7) .....................    2,056,780        5,721,538
                                                          -----------------------------
  Total cost of investments ............................   17,694,615       81,000,582
                                                          =============================
  Value - Unaffiliated issuers .........................   15,813,990       76,267,335
  Value - Sweep Money Fund (Note 7) ....................    2,056,780        5,721,538
                                                          -----------------------------
  Total value of investments ...........................   17,870,770       81,988,873
                                                          -----------------------------
 Receivables:
  Investment securities sold ...........................      270,593        2,068,390
  Interest .............................................      188,622          843,615
 Unrealized gain on forward exchange contracts (Note 8)            --           47,102
                                                          -----------------------------
      Total assets .....................................   18,329,985       84,947,980
                                                          -----------------------------
Liabilities:
 Payables:
  Investment securities purchased ......................    1,967,446       10,949,370
  Capital shares redeemed ..............................       12,950               --
  Affiliates ...........................................        2,253           21,066
 Unrealized loss on forward exchange contracts (Note 8)            --           30,368
 Other liabilities .....................................       13,090            7,288
                                                          -----------------------------
      Total liabilities ................................    1,995,739       11,008,092
                                                          -----------------------------
       Net assets, at value ............................  $16,334,246      $73,939,888
                                                          =============================
Net assets consist of:
 Distributions in excess of net investment income ......  $  (130,272)     $  (286,859)
 Net unrealized appreciation (depreciation) ............      176,155          990,191
 Accumulated net realized gain (loss) ..................      115,780          388,000
 Capital shares ........................................   16,172,583       72,848,556
                                                          -----------------------------
       Net assets, at value ............................  $16,334,246      $73,939,888
                                                          =============================
Shares outstanding .....................................    1,625,946        7,031,492
                                                          =============================
Net asset value and maximum offering price per share a .       $10.05           $10.52
                                                          =============================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

26 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

STATEMENTS OF OPERATIONS
for the six months ended January 31, 2005 (unaudited)

                                                                            ------------------------------
                                                                            FIDUCIARY CORE  FIDUCIARY CORE
                                                                             FIXED INCOME     PLUS FIXED
                                                                                 FUND         INCOME FUND
                                                                            ------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ...................................................      $ 12,211      $   35,453
  Sweep Money Fund (Note 7) ..............................................         9,215          26,517
 Interest ................................................................       311,315       1,188,630
                                                                            ------------------------------
      Total investment income ............................................       332,741       1,250,600
                                                                            ------------------------------
Expenses:
 Management fees (Note 3) ................................................        25,629          92,697
 Administrative fees (Note 3) ............................................        18,978          65,877
 Transfer agent fees (Note 3) ............................................           127             300
 Custodian fees (Note 4) .................................................           399           1,621
 Reports to shareholders .................................................         3,846           3,021
 Registration and filing fees ............................................         6,047          12,475
 Amortization of offering costs ..........................................         1,672             159
 Professional fees .......................................................        10,383           9,480
 Other ...................................................................         3,564           5,545
                                                                            ------------------------------
      Total expenses .....................................................        70,645         191,175
      Expense reductions (Note 4) ........................................           (95)             --
      Expenses waived/paid by affiliate (Note 3) .........................       (28,346)        (49,487)
                                                                            ------------------------------
       Net expenses ......................................................        42,204         141,688
                                                                            ------------------------------
        Net investment income ............................................       290,537       1,108,912
                                                                            ------------------------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ............................................................       195,009         630,871
  Foreign currency transactions ..........................................            --         (87,673)
                                                                            ------------------------------
       Net realized gain (loss) ..........................................       195,009         543,198
 Net change in unrealized appreciation (depreciation) on:
  Investments ............................................................       205,446         847,486
  Translation of assets and liabilities denominated in foreign currencies             --           5,162
                                                                            ------------------------------
       Net change in unrealized appreciation (depreciation) ..............       205,446         852,648
                                                                            ------------------------------
Net realized and unrealized gain (loss) ..................................       400,455       1,395,846
                                                                            ------------------------------
Net increase (decrease) in net assets resulting from operations ..........      $690,992      $2,504,758
                                                                            ==============================

                     Semiannual Report | See notes to financial statements. | 27

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended January 31, 2005 (unaudited) and the period ended July 31, 2004

                                                       --------------------------------------------------------------------
                                                               FIDUCIARY CORE                    FIDUCIARY CORE PLUS
                                                              FIXED INCOME FUND                   FIXED INCOME FUND
                                                       --------------------------------------------------------------------
                                                       SIX MONTHS ENDED   PERIOD ENDED     SIX MONTHS ENDED  PERIOD ENDED
                                                       JANUARY 31, 2005  JULY 31, 2004A    JANUARY 31, 2005 JULY 31, 2004B
                                                       --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................  $   290,537      $   330,807        $ 1,108,912     $   449,819
  Net realized gain (loss) from investments and
 foreign currency transactions ........................      195,009          181,439            543,198         (12,838)
  Net change in unrealized appreciation (depreciation)
 on investments and translation of assets and
 liabilities denominated in foreign currencies ........      205,446          (29,291)           852,648         137,543
                                                       --------------------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations ............................      690,992          482,955          2,504,758         574,524
 Distributions to shareholders from:
  Net investment income ...............................     (446,102)        (482,411)        (1,403,161)       (561,516)
  Net realized gains ..................................      (42,155)         (58,547)                --         (42,176)
                                                       --------------------------------------------------------------------
 Total distributions to shareholders ..................     (488,257)        (540,958)        (1,403,161)       (603,692)
 Capital share transactions (Note 2) ..................   (1,411,421)      17,600,935         18,706,280      54,161,179
                                                       --------------------------------------------------------------------
      Net increase (decrease) in net assets ...........   (1,208,686)      17,542,932         19,807,877      54,132,011
Net assets:
 Beginning of period ..................................   17,542,932               --         54,132,011              --
                                                       --------------------------------------------------------------------
 End of period ........................................  $16,334,246      $17,542,932        $73,939,888     $54,132,011
                                                       ====================================================================
Undistributed net investment income (distributions
 in excess of net investment income) included in
 net assets:
  End of period .......................................  $  (130,272)     $    25,293        $  (286,859)    $     7,390
                                                       ====================================================================

a For the period August 29, 2003 (commencement of operations) to July 31, 2004. b For the period August 4, 2003 (commencement of operations) to July 31, 2004.

28 | See notes to financial statements. | Semiannual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. All funds included in this report (the Funds) are diversified except Fiduciary Core Plus Fixed Income Fund. The financial statements of the remaining funds in the series are presented separately. The investment objective of the Funds included in this report is total return.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, U.S. Government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

                                                          Semiannual Report | 29

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A TBA BASIS

The Funds may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

The Fiduciary Core Plus Fixed Income Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fiduciary Core Plus Fixed Income Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

30 | Semiannual Report

Franklin Global Trust

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. MORTGAGE DOLLAR ROLLS

The Funds enter into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Funds and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Funds. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. INCOME TAXES

No provision has been made for U.S. income taxes because each Funds' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Inflation-indexed bonds are fixed-income securities whose principal value is adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

H. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

                                                          Semiannual Report | 31

Franklin Global Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital. There were no redemption fees for the period.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At January 31, 2005, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                          ------------------------------------------------------------
                                                 FIDUCIARY CORE                  FIDUCIARY CORE
                                                FIXED INCOME FUND            PLUS FIXED INCOME FUND
                                          ------------------------------------------------------------
                                              SHARES       AMOUNT             SHARES        AMOUNT
                                          ------------------------------------------------------------
Six months ended January 31, 2005
 Shares sold .............................    465,679   $ 4,683,495         2,505,506    $26,258,780
 Shares issued in reinvestment
 of distributions ........................     20,787       208,749            16,170        169,380
 Shares redeemed .........................   (620,563)   (6,303,665)         (736,262)    (7,721,880)
                                          ------------------------------------------------------------
 Net increase (decrease) .................   (134,097)  $(1,411,421)        1,785,414    $18,706,280
                                          ============================================================
Period ended July 31, 2004 a
 Shares sold .............................  2,647,196   $26,722,232         5,285,629    $54,569,730
 Shares issued in reinvestment
 of distributions ........................     10,151       103,332            28,256        289,874
 Shares redeemed .........................   (897,304)   (9,224,629)          (67,807)      (698,425)
                                          ------------------------------------------------------------
 Net increase (decrease) .................  1,760,043   $17,600,935         5,246,078    $54,161,179
                                          ============================================================

a For the period August 29, 2003 (commencement of operations) to July 31, 2004 for Fiduciary Core Fixed Income Fund and August 4, 2003 (commencement of operations) to July 31, 2004 for Fiduciary Core Plus Fixed Income Fund.

32 | Semiannual Report

Franklin Global Trust

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------------------------------------
  ENTITY                                                                               AFFILIATION
--------------------------------------------------------------------------------------------------------------
  Fiduciary International Inc. (Fiduciary)                                             Investment manager
  Franklin Templeton Services LLC (FT Services)                                        Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)                                  Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)                         Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary of .30% per year of the average daily net assets of each fund.

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of .20% per year of the Funds' average daily net assets.

For the Fiduciary Core Fixed Income Fund, FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Fiduciary agreed in advance to voluntarily waive a portion of management fees through November 30, 2005, as noted in the Statement of Operations. For the Fiduciary Core Plus Fixed Income Fund, FT Services agreed in advance to voluntarily waive a portion of administrative fees, as noted in the Statement of Operations. Total expenses waived by Fiduciary and FT Services are not subject to reimbursements by the Funds subsequent to the Funds' fiscal year end.

C. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were paid to Investor Services:

--------------------------------------------------------------------------------
                                         FIDUCIARY          FIDUCIARY
                                           CORE             CORE PLUS
                                       FIXED INCOME       FIXED INCOME
                                           FUND               FUND
--------------------------------------------------------------------------------
Transfer agent fees                        $21                 $51

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended January 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

                                                          Semiannual Report | 33

Franklin Global Trust

5. INCOME TAXES

At July 31, 2004, the Fiduciary Core Plus Fixed Income Fund had deferred capital losses occurring subsequent to October 31, 2003 of $37,373. For tax purposes, such losses will be reflected in the year ending July 31, 2005.

At July 31, 2004, the Fiduciary Core Plus Fixed Income Fund had deferred currency losses occurring subsequent to October 31, 2003 of $12,655. For tax purposes, such losses will be reflected in the year ending July 31, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums, and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

At January 31, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                                                                        -------------------------------
                                                                           FIDUCIARY       FIDUCIARY
                                                                             CORE          CORE PLUS
                                                                         FIXED INCOME    FIXED INCOME
                                                                             FUND            FUND
                                                                        ------------------------------

Cost of investments ..................................................    $17,739,095     $81,186,046
                                                                        ==============================
Unrealized appreciation ..............................................    $   184,927     $ 1,018,457
Unrealized depreciation ..............................................        (53,252)       (215,630)
                                                                        ------------------------------
Net unrealized appreciation (depreciation) ...........................    $   131,675     $   802,827
                                                                        ==============================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended January 31, 2005 were as follows:

                                                                        ------------------------------
                                                                           FIDUCIARY       FIDUCIARY
                                                                             CORE          CORE PLUS
                                                                         FIXED INCOME    FIXED INCOME
                                                                             FUND            FUND
                                                                        ------------------------------
Purchases ............................................................    $52,075,003    $167,061,321
Sales ................................................................    $54,068,113    $147,550,397

34 | Semiannual Report

Franklin Global Trust

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At January 31, 2005, the Fiduciary Core Plus Fixed Income Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.


-------------------------------------------------------------------------------------------------------
                                                              IN          SETTLEMENT     UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR        DATE        GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
     1,096,996   Euro ................................  U.S. $1,429,799     2/08/05     U.S. $ 29,535
   141,640,000   Japanese Yen ........................        1,370,652     3/14/05            17,567
                                                             ----------                     -----------
                                                        U.S. $2,800,451                        47,102
                                                             ==========                     -----------
  Unrealized gain on forward exchange contracts ......................................  U.S. $ 47,102
                                                                                            ===========

-------------------------------------------------------------------------------------------------------
                                                              IN          SETTLEMENT     UNREALIZED
  CONTRACTS TO BUY                                       EXCHANGE FOR        DATE        GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
     1,096,996   Euro ................................  U.S. $1,429,799     2/08/05     U.S. $(26,749)
        10,004   Euro ................................           13,039     2/08/05              (244)
                                                             ----------                     -----------
                                                        U.S. $1,442,838                 U.S. $(26,993)
                                                             ==========                     ===========

-------------------------------------------------------------------------------------------------------
                                                              IN          SETTLEMENT     UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR        DATE        GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
       10,004    Euro ................................  U.S. $   13,039     2/08/05     U.S. $    (17)
    1,933,968    Euro ................................        2,520,689     2/08/05            (3,358)
                                                             ----------                     -----------
                                                        U.S. $2,533,728                        (3,375)
                                                             ==========                     -----------
  Unrealized loss on forward exchange contracts ......................................        (30,368)
                                                                                            -----------
   Net unrealized gain on forward exchange contracts .................................  U.S. $ 16,734
                                                                                            ===========

9. SHAREHOLDER CONCENTRATIONS

The Fiduciary Core Fixed Income Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. At January 31, 2005, Fiduciary Core Fixed Income Fund had five unaffiliated shareholders, holding 40%, 15%, 9%, 8% and 7%, respectively, of the Fund's outstanding shares.

                                                          Semiannual Report | 35

Franklin Global Trust

10. CREDIT RISK

The Fiduciary Core Plus Fixed Income Fund has 7.7% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

11. REGULATORY MATTERS

INVESTIGATIONS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS
Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

36 | Semiannual Report

Franklin Global Trust

11. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing, in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing", failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

                                                          Semiannual Report | 37

Franklin Global Trust

11. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

The SEC's Second Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The IDC has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies are expected to be disbursed promptly. The SEC has not yet approved the distribution plan pertaining to the Second Order. When approved, disbursements of settlement monies under the SEC's Second Order will also be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


38 | Semiannual Report

Franklin Global Trust

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.

                                                          Semiannual Report | 39

Franklin Global Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Funds file a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

40 | Semiannual Report





2005

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.

FRANKLIN GLOBAL TRUST

Fiduciary Core Fixed Income Fund

Fiduciary Core Plus Fixed Income Fund

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                  INSTITUTIONAL

                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                  INSTITUTIONAL

FRANKLIN TEMPLETON INSTITUTIONAL

600 Fifth Avenue
New York, NY 10020
FRANKLINTEMPLETONINSTITUTIONAL.COM

SEMIANNUAL REPORT
FIDUCIARY CORE FIXED INCOME FUND
FIDUCIARY CORE PLUS FIXED INCOME FUND

INVESTMENT MANAGER

Fiduciary International, Inc.

DISTRIBUTOR

Franklin Templeton Distributors
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

FGT2S2005 03/05













                                                  SEMIANNUAL REPORT
                                                                      01 31 2005

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.

--------------------------------------------------------------------------------
                                                FRANKLIN GLOBAL TRUST
                                             -----------------------------------

                                                Fiduciary High Income Fund


                                     [LOGO
                                    OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

Contents


SEMIANNUAL REPORT
--------------------------------------------------------------------------------

 Fiduciary High Income Fund .....................................     2

 Performance Summary ............................................     6

 Your Fund's Expenses ...........................................     7

 Financial Highlights and Statement of Investments ..............     9

 Financial Statements ...........................................    14

 Notes to Financial Statements ..................................    17

 Shareholder Information ........................................    26




           ---------------------------------------------------------
             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
           ---------------------------------------------------------

                                                            Semiannual Report |1

Semiannual Report

Fiduciary High Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks total return by investing primarily in debt securities offering high yield and expected total return. The Fund may invest up to 100% of its assets in high yield, lower quality debt securities.

[SIDEBAR]

--------------------------------------------------------------------------------

  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR CURRENT PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for the Fiduciary High Income Fund covers the six-month period ended January 31, 2005.


PERFORMANCE OVERVIEW

The Fund posted a 8.55% cumulative total return for the period ended January 31, 2005. The Fund outperformed its benchmark, the CSFB High Yield Index, Developed Countries Only 1, which returned 7.74% during the same period.


ECONOMIC AND MARKET OVERVIEW

During the period under review, economic indicators for the domestic economy remained mostly positive. Employment growth again reached respectable levels in August after a lull earlier in the summer. However, non-farm payroll numbers continued to show volatility throughout the remainder of the period, as a pattern of better than expected labor market figures followed by disappointing figures persisted. Nevertheless, the employment picture continued to improve.

Despite decent employment growth, economic reports during the third quarter of 2004 showed softer retail sales, industrial production, and durable goods orders, as well as a decline in consumer confidence. Later in the year, many of these numbers rebounded and it became evident that the resilient consumer continued to keep the economic recovery in tact. This was despite the fact that oil prices continued their steady march upward, reaching $50 a barrel for the first time in history during the summer before tapering off in the fall. Despite high oil prices, inflationary concerns that surfaced during the second quarter eased. Headline inflation stabilized and core inflation, which excludes food and energy, was also benign.



1. Source: Standard & Poor's Micropal. The CSFB High Yield Index, Developed Countries Only, is a subindex of the CSFB High Yield Index and is composed of only the issues of issuers from developed countries in the index. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


2| Semiannual Report

[PIE CHART OMITTED]

SECTOR ALLOCATION
Fiduciary High Income Fund
As a Percentage of Total Net Assets
As of 1/31/05

Corporate Bonds ........... 96.5%
Preferred Stocks ..........  1.3%
Cash Equivalents &
Other Net Assets ..........  2.2%

--------------------------------------------------------------------------------


As was widely anticipated by the markets, the Federal Open Market Committee raised its target for the federal funds rate by 25 basis points on four separate occasions to end the period at 2.25%. The 10-year Treasury, which began the period at 4.48%, rallied 35 basis points to end the period at 4.13%. More significant, however, was the substantial flattening of the yield curve. The 2-year Treasury actually rose 59 basis points to end the quarter at 3.27%, while yields in the long end of the curve rallied, as evidenced by yield on the 30-year Treasury falling 61 basis points to 4.59%. This price action seems to indicate that the Federal Reserve is successfully reigning in expectations of a rise in inflation and it also appears to explain why the 10-year Treasury has been trading in a relatively narrow range. After a period of very easy monetary policy, the Fed is now removing the accommodation successfully.

Within the corporate bonds market, high yield continued to generate healthy total return performance, once again outperforming most other fixed income sectors. Default rates edged lower and remained well below historical averages, corporate earnings continued to rise, and overall liquidity for companies remained robust from both internally-generated cash and ample access to capital in both the public and private markets. As a result of these trends, yield spread levels over Treasuries in the high yield market, as measured by the CSFB High Yield Index - Developed Countries Only, declined from 4.5% at the end of July 2004 to 3.5% at period end.


INVESTMENT STRATEGY

We are research driven, fundamental investors that rely on a team of analysts to provide in-depth industry expertise, using both qualitative and quantitative analysis to evaluate companies. As "bottom-up" investors, we focus primarily on individual securities.



                                                            Semiannual Report |3

[BAR CHART OMITTED]

INDUSTRY BREAKDOWN
Fiduciary High Income Fund
Based on Total Net Assets as of 1/31/05

Media                                         14.4%
Multi-Utilities & Unregulated Power            8.8%
Hotels Restaurants & Leisure                   7.9%
Diversified Telecommunication Services         5.7%
Health Care Providers & Services               5.6%
Wireless Telecommunication Services            5.2%
Chemicals                                      5.1%
Machinery                                      4.0%
Oil & Gas                                      3.8%
Metals & Mining                                3.5%
Commercial Services & Supplies                 3.1%
Containers & Packaging                         2.7%
Electronic Equipment & Instruments             2.7%
Energy Equipment & Services                    2.7%
Paper & Forest Products                        2.7%
Household Durables                             2.6%
Other                                         17.3%
Short Term Investments & Other Net Assets      2.2%


In selecting securities for the Fund's investment portfolio, we do not rely principally on the ratings assigned by rating agencies; we perform our own independent investment analysis to evaluate the creditworthiness of the issuer.

In addition to our fundamental analysis, yield and expected return are also considered in selecting securities. We focus primarily on individual securities but also consider industry sectors. Because issuers of high yield bonds tend to be heavily represented in particular sectors, the Fund may, from time to time, have significant investments in one or more sectors.


MANAGER'S DISCUSSION

In terms of relative performance versus its benchmark, the Fund's performance was positively impacted by individual security selection as the range of return performance among the majority of industry sectors was relatively narrow during the period. The Fund also benefited from a slightly longer duration profile versus its benchmark, during a period of declining yields in the high yield market.

In terms of industry performance, the Fund's underweighting in the retail and automotive sectors was a positive contributor to performance, given the weaker returns from those two industries during the period. On the other hand, the Fund's underweighting in the wireline telecommunications industry had a negative impact on the Fund's relative performance, given strength in that sector following increasing merger and acquisition activity and speculation. Otherwise, individual security selection was the key driver for performance during the six-month period.

In terms of selected highlights, on the back of stronger demand and utilization rates, certain holdings in the chemicals sector generated solid performance during the period, with initial public equity offerings by Celanese and Nalco providing additional support to our bond holdings in those two companies. The steel sector was also supported by the healthy demand and increasing pricing power in that industry; our position in Ispat Inland was a beneficiary of these fundamental trends as well as further consolidation in the sector by parent company Mittal Steel, which resulted in an upgrade of Ispat Inlad to investment grade by one of the rating agencies, Standard & Poor's.

After suffering from overcapacity and significant accounting issues over the last several years, as noted above, the telecommunications sector experienced a rebound during the period on the back of a resurgence in merger and acquisition activity, which drove strong performance from our holdings in MCI and Qwest. In a similar vein, the proposed merger of Nextel into investment-grade rated Sprint drove prices for the Fund's Nextel bonds higher during the period.



4| Semiannual Report

Although the utility sector generally participated in the high yield market's rally during the period, our position in Calpine, a natural gas-based independent power producer, experienced downward pressure as a result of continued longer-term liquidity concerns for that company combined with uncertainty regarding the expected timing for a rebound in pricing power for the independent power producers in the United States.


CONCLUSION

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

[PHOTO OMITTED]

/s/Christopher J. Molumphy

Christopher J. Molumphy, CFA
Executive Vice President
Portfolio Manager
Franklin Advisers, Inc.

[PHOTO OMITTED]

/s/Eric G. Takaha

Eric G. Takaha, CFA
Senior Vice President
Portfolio Manager
Franklin Advisers, Inc.


THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


TOP 10 HOLDINGS
Fiduciary High Income Fund
As of 1/31/05

--------------------------------------------------------------
                                                   % OF TOTAL
                                                   NET ASSETS
--------------------------------------------------------------
  Dynegy Holdings Inc.                                   2.0%
   MULTI-UTILITIES & UNREGULATED POWER
--------------------------------------------------------------
  Qwest Communications International Inc.                1.9%
   DIVERSIFIED TELECOMMUNICATION SERVICES
--------------------------------------------------------------
  Allied Waste North America Inc.                        1.7%
   COMMERCIAL SERVICES & SUPPLIES
--------------------------------------------------------------
  Tenet Healthcare Corp.                                 1.6%
   HEALTH CARE PROVIDERS & SERVICES
--------------------------------------------------------------
  Fimep SA                                               1.4%
   ELECTRONIC EQUIPMENT & INSTRUMENTS
--------------------------------------------------------------
  Calpine Corp.                                          1.4%
   MULTI-UTILITIES & UNREGULATED POWER
--------------------------------------------------------------
  Crown European Holdings SA                             1.4%
   CONTAINERS & PACKAGING
--------------------------------------------------------------
  Georgia-Pacific Corp.                                  1.4%
   PAPER & FOREST PRODUCTS
--------------------------------------------------------------
  Laidlaw International Inc.                             1.4%
   ROAD & RAIL
--------------------------------------------------------------
  D.R. Horton Inc.                                       1.4%
   HOUSEHOLD DURABLES
--------------------------------------------------------------

                                                            Semiannual Report |5

Performance Summary as of 1/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PERFORMANCE 1
-------------------------------------------------------------------------------------------------------
                                                                               ANNUALIZED  CUMULATIVE
                                                                                  SINCE       SINCE
                                                                               INCEPTION 2 INCEPTION 3
                                                         6-MONTH     1-YEAR   (8/25/03)    (8/25/03)
-------------------------------------------------------------------------------------------------------
 FIDUCIARY HIGH INCOME FUND                                8.55%      9.87%     15.66%       23.23%
-------------------------------------------------------------------------------------------------------
 CSFB HIGH YIELD INDEX, DEVELOPED COUNTRIES ONLY 4         7.74%      9.56%     15.11%       22.41%
-------------------------------------------------------------------------------------------------------
 VALUE OF $10,000 INVESTMENT 5                           $10,855    $10,987       NA        $12,323
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.


INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.



ENDNOTES

1. For periods prior to January 31, 2005, the manager and administrator agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund so that total Fund annual operating expenses did not exceed 0.50%. Without this waiver or reduction, total return would have been lower. After January 31, 2005, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Source: Standard & Poor's Micropal. See page 2 for a description of the CSFB High Yield Index, Developed Countries Only.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

6| Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period were $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.





                                                            Semiannual Report |7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 7/31/04     VALUE 1/31/05   PERIOD* 7/31/04-1/31/05
--------------------------------------------------------------------------------------------------------
  Actual                                       $1,000.00         $1,085.50                $2.63
--------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)     $1,000.00         $1,022.68                $2.55

*Expenses are equal to the Fund's annualized expense ratio of 0.50%, net of expense waivers, which includes the net expenses incurred by the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.




8 |Semiannual Report

Franklin Global Trust

FINANCIAL HIGHLIGHTS


FIDUCIARY HIGH INCOME FUND

                                                                                         ----------------------------------
                                                                                           SIX MONTHS ENDED   PERIOD ENDED
                                                                                           JANUARY 31, 2005     JULY 31,
                                                                                              (UNAUDITED)         2004 D
                                                                                         ----------------------------------
PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the period)
Net asset value, beginning of period ...................................................          $10.51         $10.00
                                                                                         ----------------------------------
Income from investment operations:
 Net investment income a ...............................................................             .39            .72
 Net realized and unrealized gains (losses) ............................................             .50            .61
                                                                                         ----------------------------------
Total from investment operations .......................................................             .89           1.33
                                                                                         ----------------------------------
Less distributions from:
 Net investment income .................................................................            (.40)          (.77)
 Net realized gains ....................................................................            (.35)          (.05)
                                                                                         ----------------------------------
Total distributions ....................................................................            (.75)          (.82)
                                                                                         ----------------------------------
Net asset value, end of period .........................................................          $10.65         $10.51
                                                                                         ==================================

Total return b .........................................................................           8.55%         13.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................................................          $8,217         $7,337
Ratios to average net assets:
 Expenses c ............................................................................           1.12%          1.36%
 Expenses net of waiver and payments by affiliate c .....................................           .50%           .50%
 Net investment income c ................................................................          7.05%          7.33%
Portfolio turnover rate ................................................................          32.21%         82.00%


a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.
d For the period August 25, 2003 (commencement of operations) to July 31, 2004.

                       Semiannual Report | See notes to financial statements.| 9

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY HIGH INCOME FUND                                                  COUNTRY       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS 96.5%
  AEROSPACE & DEFENSE 1.2%
  L-3 Communications Corp., senior sub. note, 144A, 5.875%, 1/15/15 .....  United States         $100,000       $  100,000
                                                                                                                -----------
  AUTO COMPONENTS 1.4%
  TRW Automotive Inc., senior note, 9.375%, 2/15/13 .....................  United States          100,000          113,000
                                                                                                                -----------
  CHEMICALS 5.1%
  BCP Caylux Holding, senior sub. note, 144A, 9.625%, 6/15/14 ...........  United States          100,000          111,500
  Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09 .....  United States          150,000           84,938
  Nalco Co., senior sub. note, 8.875%, 11/15/13 .........................  United States          100,000          109,500
  Rhodia SA, senior note, 10.25%, 6/01/10 ...............................     France              100,000          114,250
                                                                                                                -----------
                                                                                                                   420,188
                                                                                                                -----------
  COMMERCIAL SERVICES & SUPPLIES 3.1%
  Allied Waste North America Inc., senior secured note, 6.50%,
    11/15/10 ............................................................  United States          150,000          143,250
  JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ............  United States          100,000          112,000
                                                                                                                -----------
                                                                                                                   255,250
                                                                                                                -----------
  CONSTRUCTION & ENGINEERING .9%
  URS Corp., senior note, 11.50%, 9/15/09 ...............................  United States           67,000           76,882
                                                                                                                -----------
  CONTAINERS & PACKAGING 2.7%
  Crown European Holdings SA, senior secured note, 10.875%, 3/01/13 .....  United States          100,000          117,750
  Owens-Brockway Glass Container Inc., senior note, 144A, 6.75%,
    12/01/14 ............................................................  United States          100,000          100,500
                                                                                                                -----------
                                                                                                                   218,250
                                                                                                                -----------
  DIVERSIFIED TELECOMMUNICATION SERVICES 5.7%
  Intelsat Bermuda Ltd., senior note, 144A, 8.25%, 1/15/13 ..............     Bermuda             100,000          104,000
  MCI Inc., senior note, 6.908%, 5/01/07 ................................  United States           27,000           27,675
  MCI Inc., senior note, 7.688%, 5/01/09 ................................  United States           75,000           78,469
  Qwest Communications International Inc., senior note, 144A, 7.50%,
    2/15/14 .............................................................  United States          150,000          153,375
  Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 ........  United States          100,000          103,000
                                                                                                                -----------
                                                                                                                   466,519
                                                                                                                -----------
  ELECTRIC UTILITIES 1.4%
  Centerpoint Energy Inc., senior note, B, 7.25%, 9/01/10 ...............  United States          100,000          111,441
                                                                                                                -----------
  ELECTRONIC EQUIPMENT & INSTRUMENTS 2.7%
  Fimep SA, senior note, 10.50%, 2/15/13 ................................     France              100,000          118,750
  Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 ......    Singapore            100,000          101,750
                                                                                                                -----------
                                                                                                                   220,500
                                                                                                                -----------
  ENERGY EQUIPMENT & SERVICES 2.7%
  Grant Prideco Escrow, senior note, 9.00%, 12/15/09 ....................  United States          100,000          111,250
  Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11 ....  United States          100,000          108,500
                                                                                                                -----------
                                                                                                                   219,750
                                                                                                                -----------
  FOOD & STAPLES RETAILING 1.2%
  Rite Aid Corp., senior note, 9.25%, 6/01/13 ...........................  United States          100,000          100,000
                                                                                                                -----------
  FOOD PRODUCTS 1.3%
  Smithfield Foods Inc., senior note, 7.00%, 8/01/11 ....................  United States          100,000          106,875
                                                                                                                -----------

10 |Semiannual Report



Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY HIGH INCOME FUND                                                  COUNTRY       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  GAS UTILITIES 2.0%
  El Paso Corp., senior note, 7.875%, 6/15/12 ...........................  United States         $ 50,000       $   52,250
  El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ..............  United States          100,000          110,250
                                                                                                                -----------
                                                                                                                   162,500
                                                                                                                -----------
  HEALTH CARE PROVIDERS & SERVICES 4.3%
  HCA Inc., senior note, 8.75%, 9/01/10 .................................  United States          100,000          114,350
  Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 .................  United States          150,000          135,375
  Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
    10/01/14 ............................................................  United States          100,000          107,500
                                                                                                                -----------
                                                                                                                   357,225
                                                                                                                -----------
  HOTELS RESTAURANTS & LEISURE 7.9%
  Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ...................  United States          100,000          103,000
  Host Marriott LP, senior note, 9.25%, 10/01/07 ........................  United States          100,000          111,000
  Park Place Entertainment Corp., senior sub. note, 8.125%, 5/15/11 .....  United States          100,000          115,000
  Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ........  United States          100,000          108,750
  Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 .............  United States          100,000          110,500
  Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ...............  United States          100,000          104,250
                                                                                                                -----------
                                                                                                                   652,500
                                                                                                                -----------
  HOUSEHOLD DURABLES 2.6%
  D.R. Horton Inc., senior note, 7.875%, 8/15/11 ........................  United States          100,000          115,429
  William Lyon Homes Inc., senior note, 144A, 7.625%, 12/15/12 ..........  United States          100,000           97,750
                                                                                                                -----------
                                                                                                                   213,179
                                                                                                                -----------
  HOUSEHOLD PRODUCTS 1.2%
a Rayovac Corp., senior sub. note, 144A, 7.375%, 2/01/15 ................  United States          100,000          101,375
                                                                                                                -----------
  IT SERVICES 1.4%
  UGS Corp., senior sub. note, 144A, 10.00%, 6/01/12 ....................  United States          100,000          112,000
                                                                                                                -----------
  MACHINERY 4.0%
  Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ..............  United States          100,000          109,750
  Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ...................... United Kingdom          100,000          107,750
  Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 ...........  United States          100,000          107,500
                                                                                                                -----------
                                                                                                                   325,000
                                                                                                                -----------
  MEDIA 14.4%
  Advanstar Communications Inc., senior secured note, 10.75%, 8/15/10 ...  United States          100,000          113,000
  CanWest Media Inc., senior note, B, 7.625%, 4/15/13 ...................     Canada              100,000          108,500
  Charter Communications Holdings II, senior note, 10.25%, 9/15/10 ......  United States          100,000          104,500
  CSC Holdings Inc., senior deb., 7.625%, 7/15/18 .......................  United States          100,000          111,000
  Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 .................  United States          100,000          113,875
  DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ....................  United States          100,000          113,125
  Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ................  United States          100,000          103,000
  Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ...................  United States          100,000          108,000
  LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ................  United States          100,000          101,500
  Marquee Inc., senior note, 144A, 8.625%, 8/15/12 ......................  United States          100,000          109,000
  Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75%
    thereafter, 7/15/11 .................................................     Canada              100,000           99,500
                                                                                                                -----------
                                                                                                                 1,185,000
                                                                                                                -----------



                                                           Semiannual Report |11

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY HIGH INCOME FUND                                                  COUNTRY       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------
  CORPORATE BONDS (CONT.)
  METALS & MINING 3.5%
  Ispat Inland ULC, senior secured note, 9.75%, 4/01/14 .................  United States         $ 63,000       $   77,301
a Novelis Inc., senior note, 144A, 7.25%, 2/15/15 .......................     Canada              100,000          103,000
  Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 .................  United States          100,000          107,500
                                                                                                                -----------
                                                                                                                   287,801
                                                                                                                -----------
  MULTI-UTILITIES & UNREGULATED POWER 8.8%
  Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 .................  United States          100,000          111,750
  Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ..............  United States          150,000          118,500
  Dynegy Holdings Inc., senior secured note, 144A, 10.125%, 7/15/13 .....  United States          150,000          167,250
  Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 ...........  United States          100,000          112,250
  Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14 ..................  United States          100,000          104,000
  Utilicorp United Inc., senior note, 9.95%, 2/01/11 ....................  United States          100,000          113,125
                                                                                                                -----------
                                                                                                                   726,875
                                                                                                                -----------
  OFFICE ELECTRONICS 1.3%
  Xerox Corp., senior note, 7.125%, 6/15/10 .............................  United States          100,000          108,250
                                                                                                                -----------
  OIL & GAS 3.8%
  Chesapeake Energy Corp., senior note, 144A, 6.375%, 6/15/15 ...........  United States          100,000          102,500
  Markwest Energy Partners LP, senior note, 144A, 6.875%, 11/01/14 ......  United States          100,000          101,000
  Plains Exploration & Production Co., senior note, 7.125%, 6/15/14 .....  United States          100,000          110,250
                                                                                                                -----------
                                                                                                                   313,750
                                                                                                                -----------
  PAPER & FOREST PRODUCTS 2.7%
  Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 ...................  United States          100,000          115,625
  Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 ..................  United States          100,000          103,750
                                                                                                                -----------
                                                                                                                   219,375
                                                                                                                -----------
  REAL ESTATE 1.3%
  Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ............  United States          100,000          106,500
                                                                                                                -----------
  ROAD & RAIL 1.4%
  Laidlaw International Inc., senior note, 10.75%, 6/15/11 ..............  United States          100,000          115,500
                                                                                                                -----------
  SPECIALTY RETAIL 1.3%
  Leslie's Poolmart, senior note, 144A, 7.75%, 2/01/13 ..................  United States          100,000          102,250
                                                                                                                -----------
  WIRELESS TELECOMMUNICATION SERVICES 5.2%
  Dobson Cellular Systems Inc., secured note, 144A, 9.875%, 11/01/12 ....  United States          100,000          102,750
  Millicom International Cellular SA, senior note, 144A, 10.00%,
    12/01/13 ............................................................   Luxembourg            100,000          104,750
  Nextel Communications Inc., senior note, 7.375%, 8/01/15 ..............  United States          100,000          110,750
  Rogers Wireless Communications Inc., senior secured note, 7.25%,
    12/15/12 ............................................................     Canada              100,000          107,250
                                                                                                                -----------
                                                                                                                   425,500
                                                                                                                -----------
  TOTAL CORPORATE BONDS (COST $7,519,900) ...............................                                        7,923,235
                                                                                                                -----------

                                                                                                 --------
                                                                                                  SHARES
                                                                                                 --------
  PREFERRED STOCK (COST $103,750) 1.3%
  HEALTH CARE PROVIDERS & SERVICES
  Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08, pfd. ........     Germany                 100          107,750
                                                                                                                -----------
  TOTAL LONG TERM INVESTMENTS (COST $7,623,650) .........................                                        8,030,985
                                                                                                                -----------

12 |Semiannual Report


Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
  FIDUCIARY HIGH INCOME FUND                                                  COUNTRY            SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $151,907) 1.8%

  MONEY FUND
b Franklin Institutional Fiduciary Trust Money Market Portfolio .........  United States          151,907       $  151,907
                                                                                                                -----------

  TOTAL INVESTMENTS (COST $7,775,557) 99.6% .............................                                        8,182,892
  OTHER ASSETS, LESS LIABILITIES .4% ....................................                                           34,575
                                                                                                                -----------
  NET ASSETS 100.0% .....................................................                                       $8,217,467
                                                                                                                ===========






a See Note 1(b) regarding securities purchased on a delayed delivery basis. b See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                      Semiannual Report | See notes to financial statements. |13

Franklin Global Trust

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
January 31, 2005 (unaudited)



                                                                                                             --------------
                                                                                                                FIDUCIARY
                                                                                                               HIGH INCOME
                                                                                                                  FUND
                                                                                                             --------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................................................................      $7,623,650
  Cost - Sweep Money Fund (Note 7) .......................................................................         151,907
                                                                                                             --------------
  Total cost of investments ..............................................................................       7,775,557
                                                                                                             ==============
  Value - Unaffiliated issuers ...........................................................................       8,030,985
  Value - Sweep Money Fund (Note 7) ......................................................................         151,907
                                                                                                             --------------
  Total value of investments .............................................................................       8,182,892
                                                                                                             --------------
 Receivables:
  Investment securities sold .............................................................................         121,918
  Interest ...............................................................................................         163,334
  Affiliates .............................................................................................           4,758
                                                                                                             --------------
      Total assets .......................................................................................       8,472,902
                                                                                                             --------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................................         200,000
 Distributions to shareholders ...........................................................................          49,157
 Other liabilities .......................................................................................           6,278
                                                                                                             --------------
      Total liabilities ..................................................................................         255,435
                                                                                                             --------------
       Net assets, at value ..............................................................................      $8,217,467
                                                                                                             ==============
Net assets consist of:
 Distributions in excess of net investment income ........................................................      $  (24,314)
 Net unrealized appreciation (depreciation) ..............................................................         407,335
 Accumulated net realized gain (loss) ....................................................................          57,255
 Capital shares ..........................................................................................       7,777,191
                                                                                                             --------------
       Net assets, at value ..............................................................................      $8,217,467
                                                                                                             ==============
Shares outstanding .......................................................................................         771,704
                                                                                                             ==============
Net asset value and maximum offering price per share a ....................................................         $10.65
                                                                                                             ==============




a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.








14| See notes to financial statements. | Semiannual Report


Franklin Global Trust

FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF OPERATIONS
for the six months ended January 31, 2005 (unaudited)



                                                                                                             --------------
                                                                                                                FIDUCIARY
                                                                                                               HIGH INCOME
                                                                                                                  FUND
                                                                                                             --------------
Investment income:
 Dividends:
  Unaffiliated issuers ...................................................................................        $  4,130
  Sweep Money Fund (Note 7) ..............................................................................             856
 Interest ................................................................................................         290,025
                                                                                                             --------------
      Total investment income ............................................................................         295,011
                                                                                                             --------------
Expenses:
 Management fees (Note 3) ................................................................................          11,522
 Administrative fees (Note 3) ............................................................................           7,802
 Transfer agent fees (Note 3) ............................................................................             122
 Custodian fees (Note 4) .................................................................................             160
 Reports to shareholders .................................................................................           4,700
 Registration and filing fees ............................................................................           7,047
 Amortization of offering costs ..........................................................................           1,326
 Professional fees .......................................................................................           8,352
 Other ...................................................................................................           2,584
                                                                                                             --------------
      Total expenses .....................................................................................          43,615
      Expense reductions (Note 4) ........................................................................             (10)
      Expenses waived/paid by affiliate (Note 3) .........................................................         (24,081)
                                                                                                             --------------
       Net expenses ......................................................................................          19,524
                                                                                                             --------------
        Net investment income ............................................................................         275,487
                                                                                                             --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...............................................................          87,041
 Net change in unrealized appreciation (depreciation) on investments .....................................         259,061
                                                                                                             --------------
Net realized and unrealized gain (loss) ..................................................................         346,102
                                                                                                             --------------
Net increase (decrease) in net assets resulting from operations ..........................................        $621,589
                                                                                                             ==============




                      Semiannual Report | See notes to financial statements. |15

Franklin Global Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended January 31, 2005 (unaudited) and the period ended July 31, 2004 a


                                                                                        -------------------------------------
                                                                                             FIDUCIARY HIGH INCOME FUND
                                                                                        -------------------------------------
                                                                                          SIX MONTHS ENDED    PERIOD ENDED
                                                                                          JANUARY 31, 2005   JULY 31, 2004
                                                                                        -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................           $  275,487      $  504,045
  Net realized gain (loss) from investments .........................................               87,041         272,791
  Net change in unrealized appreciation (depreciation) on investments ...............              259,061         148,274
                                                                                        -------------------------------------
      Net increase (decrease) in net assets resulting from operations ...............              621,589         925,110
 Distributions to shareholders from:
  Net investment income .............................................................             (285,542)       (537,261)
  Net realized gains ................................................................             (262,490)        (33,283)
                                                                                        -------------------------------------
 Total distributions to shareholders ................................................             (548,032)       (570,544)
 Capital share transactions (Note 2) ................................................              806,841       6,982,503
                                                                                        -------------------------------------
      Net increase (decrease) in net assets .........................................              880,398       7,337,069
Net assets:
 Beginning of period ................................................................            7,337,069              --
                                                                                        -------------------------------------
 End of period ......................................................................           $8,217,467      $7,337,069
                                                                                        =====================================
Distributions in excess of net investment income included in net assets:
 End of period ......................................................................           $  (24,314)     $  (14,259)
                                                                                        =====================================




a For the period August 25, 2003 (commencement of operations) to July 31, 2004.








16| See notes to financial statements. | Semiannual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


FIDUCIARY HIGH INCOME FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. Fiduciary High Income Fund (the Fund), included in this report, is diversified. The financial statements of the remaining funds in the series are presented separately. The Fund's investment goal is total return.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.








                                                           Semiannual Report |17

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND




1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

E. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




18| Semiannual Report

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND




1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Fund's shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

At January 31, 2005, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                          -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                       PERIOD ENDED
                                                              JANUARY 31, 2005                      JULY 31, 2004 a
                                                          -----------------------------------------------------------------
                                                           SHARES             AMOUNT             SHARES          AMOUNT
                                                          -----------------------------------------------------------------
Shares sold ............................................   495,942         $ 5,500,000          711,372        $7,118,366
Shares issued in reinvestment of distributions .........    24,509             262,490            3,124            33,283
Shares redeemed ........................................  (446,858)         (4,955,649)         (16,385)         (169,146)
                                                          -----------------------------------------------------------------
Net increase (decrease) ................................    73,593         $   806,841          698,111        $6,982,503
                                                          =================================================================

a For the period August 25, 2003 (commencement of operations) to July 31, 2004.



3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

---------------------------------------------------------------------------------------------------------------------------
  ENTITY                                                                        AFFILIATION
---------------------------------------------------------------------------------------------------------------------------
  Fiduciary International Inc. (Fiduciary)                                      Investment manager
  Franklin Advisers Inc. (Advisers)                                             Investment manager
  Franklin Templeton Services LLC (FT Services)                                 Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)                           Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)                  Transfer agent







                                                           Semiannual Report |19

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND


3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Fiduciary of .30% per year of the average daily net assets of the Fund. Under a subadvisory agreement, Advisers, an affiliate of Fiduciary, provides subadvisory services to the Fund and receives from Fiduciary fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.

FT Services agreed in advance to voluntarily waive administrative fees, as noted in the Statement of Operations. Additionally, Fiduciary and Advisers agreed in advance to voluntarily waive management fees and assume payment of other expenses, as noted in the Statement of Operations. Total expenses waived/paid by FT Services, Fiduciary and Advisers are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to .25% per year of its average daily net assets for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. No payments were made by the Fund for the period ended January 31, 2005.

D. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $122, of which $16 was paid to Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums and offering costs.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of bond discounts and premiums.







20| Semiannual Report

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND


5. INCOME TAXES (CONTINUED)

At January 31, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ......................................   $7,795,792
                                                             ============
Unrealized appreciation ..................................   $  406,703
Unrealized depreciation ..................................      (19,603)
                                                             ------------
Net unrealized appreciation (depreciation) ...............   $  387,100
                                                             ============


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended January 31, 2005 aggregated $2,957,760 and $2,433,956, respectively.


7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


8. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At January 31, 2005, there were two unaffiliated shareholders, one holding 66% and the other holding the remaining 34% of the Fund's outstanding shares.


9. CREDIT RISK

The Fund has 98.1% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.









                                                           Semiannual Report |21

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND


10. REGULATORY MATTERS

INVESTIGATIONS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS
Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.








22| Semiannual Report

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND


10. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing, in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing", failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b)







                                                           Semiannual Report |23

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND


10. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

The SEC's Second Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The IDC has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies are expected to be disbursed promptly. The SEC has not yet approved the distribution plan pertaining to the Second Order. When approved, disbursements of settlement monies under the SEC's Second Order will also be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.







24| Semiannual Report

Franklin Global Trust

FIDUCIARY HIGH INCOME FUND




10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.









                                                           Semiannual Report |25

Franklin Global Trust

SHAREHOLDER INFORMATION


PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Funds file a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.





26| Semiannual Report

                                            This page intentionally left blank.

                                            This page intentionally left blank.

[LOGO
OMITTED]
FRANKLIN(R) TEMPLETON(R)
INSTITUTIONAL

FRANKLIN TEMPLETON INSTITUTIONAL

600 Fifth Avenue
New York, NY 10020
FRANKLINTEMPLETONINSTITUTIONAL.COM



SEMIANNUAL REPORT
FIDUCIARY HIGH INCOME FUND

INVESTMENT MANAGER
Fiduciary International, Inc.

DISTRIBUTOR
Franklin Templeton Distributors
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.



067 S2005 03/05
















                                                   SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                                                     01 31  2005




THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                            FRANKLIN GLOBAL TRUST
                        --------------------------------------------------------

                            Franklin International Smaller Companies Growth Fund

                                 [LOGO OMITTED]

Contents


SEMIANNUAL REPORT
--------------------------------------------------------------------------------

 Franklin International Smaller Companies Growth Fund ............    2

 Performance Summary .............................................    5

 Your Fund's Expenses ............................................    6

 Financial Highlights and Statement of Investments ...............    8

 Financial Statements ............................................   12

 Notes to Financial Statements ...................................   15

 Tax Designation .................................................   24

 Shareholder Information .........................................   26




            ---------------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
            ---------------------------------------------------------

                                                            Semiannual Report |1

SEMIANNUAL REPORT


Franklin International Smaller
Companies Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $2 billion (or the equivalent in local currencies), or the highest market capitalization of S&P/Citigroup Cap-Range <$2 Billion EPAC Index, whichever is greater at the time of purchase. The Fund considers international companies to be those organized under the laws of a country outside North America or having a principal office in a country outside of North America, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter outside of North America.

--------------------------------------------------------------------------------

  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This semiannual report for the Franklin International Smaller Companies Growth Fund cover the six-month period ended January 31, 2005.


PERFORMANCE OVERVIEW

The Fund posted a 22.71% cumulative total return for the six-month period ended January 31, 2005. The Fund underperformed its benchmark, the S&P/Citigroup Cap-Range <$2 Billion EPAC Index 1, which returned 23.50% during the same period.


ECONOMIC AND MARKET OVERVIEW

Non-U.S. equity markets, and small cap stocks in particular, performed well in the past six months, with small caps outperforming their large cap peers. Small cap growth style indices lagged their small cap value counterparts over the period under review. Within the S&P/Citigroup Cap-Range <$2 Billion EPAC Index, a measure of small cap performance in developed Pacific Rim and European countries, the industrial services and non-energy minerals sectors posted the strongest gains, led by companies in the oil field services and steel industries.



1. Source: Standard & Poor's Micropal. S&P/Citigroup Cap-Range <$2 Billion EPAC Index is a float-adjusted, market capitalization-weighted index designed to measure the performance of European and Asian equity securities with market capitalizations of less than $2 billion. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 9.



2| Semiannual Report

Health services and energy minerals stocks also posted solid gains, driven by strong performance in the medical nursing services and coal industries. Electronic technology, distribution services, and retail trade were the poorest performing sectors, especially the computer peripherals and Internet retail industries.


INVESTMENT STRATEGY

In choosing individual equity investments, we utilize a fundamental "bottom-up" approach involving in-depth qualitative and quantitative analysis of individual equity securities. In narrowing down the universe of eligible investments, we employ a thematic approach to identify sectors that may benefit from longer-term dynamic growth. Within these sectors, we focus on companies with proprietary products and services, and that we believe have strong probability of retaining or widening margins, and a strong balance sheet. The Fund may, from time to time, have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology and health care technology) or in one or more countries, particularly Japan or the United Kingdom, which represent heavier weightings in the S&P/Citigroup Cap-Range <$2 Billion EPAC Index.

We do not select investments for the Fund that are merely representative of the small cap asset class, but instead aim to produce a portfolio of securities of exceptionally dynamic companies operating in sectors that offer attractive growth potential. While we seek to outperform the S&P/Citigroup Cap-Range <$2 Billion EPAC Index, positions may be taken by the fund that are not represented in the index.


MANAGER'S DISCUSSION

On a sector basis, performance was most helped by strong stock selection within the electronic technology sector where the portfolio's holdings in ARGO GRAPHICS, a Japanese 3D/CAD software company; Tandberg Television, a Norwegian provider of broadcasting equipment; and Ki Ryung Electronics, a Korean television and radio receiver manufacturer, added value. Positions in the finance sector added value, in particular ABG Sundal Collier, a Norwegian investment bank posted strong results. Performance was most burdened by several consumer non-durables stocks, including Oriflame Cosmetics, a Swedish cosmetics retailer, and Pulmuone, a Korean packaged organic tofu company. The communications sector also hurt relative performance where a position in eAccess, a Japanese ADSL wholesaler, impaired results.


GEOGRAPHIC DISTRIBUTION
As a Percentage of Total Net Assets
as of 1/31/05

Europe .................. 46.3%
Asia .................... 37.9%
Australia &
New Zealand ............. 11.4%
Short-Term Investments
& Other Net Assets ......  4.4%



TOP 10 HOLDINGS
As of 1/31/05

-------------------------------------------------
                                     % OF TOTAL
                                     NET ASSETS
-------------------------------------------------
  Kibun Food Chemifa Co. Ltd.              1.9%
-------------------------------------------------
  Tandberg Television ASA                  1.9%
-------------------------------------------------
  Nokian Renkaat OYJ                       1.9%
-------------------------------------------------
  Record Investments Ltd.                  1.9%
-------------------------------------------------
  ARGO GRAPHICS Inc.                       1.8%
-------------------------------------------------
  Macarthur Coal Ltd.                      1.8%
-------------------------------------------------
  Tamura Taiko Holdings Inc.               1.8%
-------------------------------------------------
  United Group Ltd.                        1.8%
-------------------------------------------------
  Solarworld AG                            1.7%
-------------------------------------------------
  Neomax Co. Ltd.                          1.7%
-------------------------------------------------

                                                            Semiannual Report |3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 1/31/05

Commercial Services & Supplies            8.9%
Electronic Equipment & Instruments        8.2%
Machinery                                 7.3%
Health Care Equipment & Supplies          6.2%
Specialty Retail                          5.7%
Capital Markets                           4.6%
Media                                     3.9%
Communications Equipment                  3.7%
Food Products                             3.6%
Electrical Equipment                      3.2%
Textiles, Apparel & Luxury Goods          3.0%
Health Care Providers & Services          2.9%
Food & Staples Retailing                  2.0%
Other                                    32.4%
Short-Term Investments & Other Net Assets 4.4%

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended January 31, 2005, the U.S. dollar weakened in value relative to most non-U.S. currencies. On average, during the period, the Fund's portfolio was invested predominantly in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannot expect the same result in future periods.


CONCLUSION

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

[PHOTO OMITTED]

/s/Margaret S. Lindsay
----------------------

Margaret S. Lindsay
Vice President of Fiduciary International, Inc. (Fiduciary)
Executive Vice President of Fiduciary Trust Company
International (Fiduciary Trust)








[PHOTO OMITTED]

/s/Pratik Patel
---------------

Pratik Patel
Assistant Vice President of Fiduciary
Vice President of Fiduciary Trust


THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JANUARY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



4| Semiannual Report

Performance Summary as of 1/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PERFORMANCE 1

-------------------------------------------------------------------------------------------------------
                                                                               ANNUALIZED  CUMULATIVE
                                                                                  SINCE       SINCE
                                                                              INCEPTION 2  INCEPTION 3
                                                           6-MONTH    1-YEAR   (10/15/02)  (10/15/02)
-------------------------------------------------------------------------------------------------------
 FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH           22.71%     19.36%     34.99%       99.20%
-------------------------------------------------------------------------------------------------------
 S&P/CITIGROUP CAP-RANGE <$2 BILLION EPAC INDEX 4          23.50%     27.99%     39.75%      115.73%
-------------------------------------------------------------------------------------------------------
 VALUE OF $10,000 INVESTMENT 5                            $12,271    $11,936       NA        $19,920
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS INVOLVE CERTAIN RISKS AS SUCH STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY INVEST IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS IN ADDITION TO THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR WHICH HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.



ENDNOTES

1. For periods prior to January 31, 2005, the manager and administrator agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund so that total Fund annual operating expenses did not exceed 0.95%. Without this waiver or reduction, total return would have been lower. After January 31, 2005, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

4. Source: Standard & Poor's Micropal. See page 2 for a description of the S&P/Citigroup Cap-Range <$2 Billion EPAC Index.

5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.




                                                            Semiannual Report |5

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period were $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.







6| Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 7/31/04     VALUE 1/31/05   PERIOD* 7/31/04-1/31/05
--------------------------------------------------------------------------------------------------------
  Actual                                      $1,000.00             $1,227.80             $5.33
--------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000.00             $1,020.42             $4.84
--------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.95% net of expense waiver, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                            Semiannual Report |7

Franklin Global Trust

FINANCIAL HIGHLIGHTS


FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND


                                                                                    --------------------------------------------
                                                                                     SIX MONTHS ENDED
                                                                                     JANUARY 31, 2005  YEAR ENDED   JULY 31,
                                                                                     (UNAUDITED)          2004       2003 D
                                                                                    --------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........................................               $15.70      $12.06      $10.00
                                                                                    --------------------------------------------

Income from investment operations:

 Net investment income a .......................................................                  .01         .02         .07

 Net realized and unrealized gains (losses) ....................................                 3.43        4.07        2.02
                                                                                    --------------------------------------------

Total from investment operations ...............................................                 3.44        4.09        2.09
                                                                                    --------------------------------------------

Less distributions from:

 Net investment income .........................................................                 (.03)       (.08)       (.03)

 Net realized gains ............................................................                (1.84)       (.37)         --
                                                                                    --------------------------------------------

Total distributions ............................................................                (1.87)       (.45)       (.03)
                                                                                    --------------------------------------------

Net asset value, end of period .................................................               $17.27      $15.70      $12.06
                                                                                    ============================================



Total return b .................................................................               22.78%      34.25%      20.92%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............................................              $11,346      $8,653      $2,411

Ratios to average net assets:

 Expenses ......................................................................                1.47% c     1.53%       5.06% e

 Expenses net of waiver and payments by affiliate ..............................                 .95% c      .95%        .75% e

 Net investment income .........................................................                 .14% c      .13%        .65% e

Portfolio turnover rate ........................................................               64.18%     108.64%     126.43%





a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.
d For the period October 15, 2002 (commencement of operations) to July 31, 2003. e Not annualized.



8| See notes to financial statements. | Semiannual Report

Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                       COUNTRY              SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 94.0%
  AEROSPACE & DEFENSE 1.6%
  Latecoere .....................................................            France                3,900       $   185,010
                                                                                                               -----------
  AUTO COMPONENTS 1.9%
  Nokian Renkaat OYJ ............................................            Finland               1,490           214,846
                                                                                                                -----------
  AUTOMOBILES 1.6%
  Fleetwood Corp. Ltd. ..........................................           Australia             25,220           175,725
                                                                                                               -----------
  BUILDING PRODUCTS 1.4%
  Kingspan Group PLC ............................................            Ireland              16,290           159,437
                                                                                                               -----------
  CAPITAL MARKETS 4.6%
a ABG Sundal Collier ASA ........................................            Norway              126,300           132,935
  Aktiv Kapital ASA .............................................            Norway                9,600           177,956
  Record Investments Ltd. .......................................           Australia             43,150           212,700
                                                                                                               -----------
                                                                                                                   523,591
                                                                                                               -----------
  CHEMICALS 1.7%
  Whatman PLC ...................................................        United Kingdom           40,000           192,688
                                                                                                               -----------
  COMMERCIAL BANKS 1.0%
a Keiyo Bank Ltd. ...............................................             Japan               24,000           111,612
                                                                                                               -----------
  COMMERCIAL SERVICES & SUPPLIES 8.9%
  A.B.C. Learning Centres Ltd. ..................................           Australia             38,000           163,458
a Accord Customer Care ..........................................           Singapore            315,000           166,361
  Arbeit-times Co. ..............................................             Japan                4,700           176,854
  DIS Deutscher Industries ......................................            Germany               4,570           166,169
  Park24 Co. Ltd. ...............................................             Japan                8,800           173,631
  Watabe Wedding Corp. ..........................................             Japan                6,800           164,349
                                                                                                               -----------
                                                                                                                 1,010,822
                                                                                                               -----------
  COMMUNICATIONS EQUIPMENT 3.7%
a Tamura Taiko Holdings Inc. ....................................             Japan               35,000           204,979
a Tandberg Television ASA .......................................            Norway               21,000           216,083
                                                                                                               -----------
                                                                                                                   421,062
                                                                                                               -----------
  CONSTRUCTION & ENGINEERING 1.8%
  United Group Ltd. .............................................           Australia             35,800           199,777
                                                                                                               -----------
  CONSUMER FINANCE 1.4%
  Intermediate Capital Group PLC ................................        United Kingdom            7,400           159,455
                                                                                                               -----------
  CONTAINERS & PACKAGING 1.5%
  Goodpack Ltd. .................................................           Singapore            218,000           171,701
                                                                                                               -----------
  DIVERSIFIED TELECOMMUNICATION SERVICES 1.4%
a Eircom Group PLC ..............................................            Ireland              67,500           163,624
                                                                                                               -----------
  ELECTRIC UTILITIES 1.5%
  Hera SpA ......................................................             Italy               58,700           175,570
                                                                                                               -----------
  ELECTRICAL EQUIPMENT 3.2%
  Phoenix Electric Co. Ltd. .....................................             Japan                8,600           165,951
a Solarworld AG .................................................            Germany               2,150           196,420
                                                                                                               -----------
                                                                                                                   362,371
                                                                                                               -----------



                                                            Semiannual Report |9


Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                       COUNTRY              SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRONIC EQUIPMENT & INSTRUMENTS 8.2%
  ARGO GRAPHICS Inc. ............................................             Japan                6,900       $   206,378
a Axalto International SAS ......................................            France                6,400           186,000
  Laird Group PLC ...............................................        United Kingdom           23,380           145,434
  Neomax Co. Ltd. ...............................................             Japan               10,000           195,861
  Sato Corp. ....................................................             Japan                6,200           157,924
  Wincor Nixdorf AG .............................................            Germany                 450            36,302
                                                                                                               -----------
                                                                                                                   927,899
                                                                                                               -----------
  ENERGY EQUIPMENT & SERVICES 1.4%
  IHC Caland NV .................................................          Netherlands             2,600           164,035
                                                                                                               -----------
  FOOD & STAPLES RETAILING 2.0%
a Kibun Food Chemifa Co. Ltd. ...................................             Japan                9,300           221,183
                                                                                                               -----------
  FOOD PRODUCTS 3.6%
  Hokuto Corp. ..................................................             Japan                7,400           130,800
  Vilmorin CL & CIE .............................................            France                  830           173,289
a Warabeya Nichiyo Co. Ltd. .....................................             Japan                4,400            99,976
                                                                                                               -----------
                                                                                                                   404,065
                                                                                                               -----------
  HEALTH CARE EQUIPMENT & SUPPLIES 6.2%
  Amplifon SpA ..................................................             Italy                3,850           195,232
a Elekta AB, B ..................................................            Sweden                5,300           164,509
  Nakanishi Inc. ................................................             Japan                2,300           174,644
  Topcon Corp. ..................................................             Japan               12,000           168,923
                                                                                                               -----------
                                                                                                                   703,308
                                                                                                               -----------
  HEALTH CARE PROVIDERS & SERVICES 2.9%
  Primary Health Care Ltd. ......................................           Australia             25,800           172,968
  Ryman Healthcare Ltd. .........................................          New Zealand            63,000           160,959
                                                                                                               -----------
                                                                                                                   333,927
                                                                                                               -----------
  HOTELS RESTAURANTS & LEISURE 1.5%
  Greene King PLC ...............................................        United Kingdom            7,000           169,558
                                                                                                               -----------
  HOUSEHOLD DURABLES 1.6%
  Nobia AB ......................................................            Sweden               10,800           176,882
                                                                                                               -----------
  LEISURE EQUIPMENT & PRODUCTS 1.7%
  Beneteau ......................................................            France                2,300           191,839
                                                                                                               -----------
  MACHINERY 7.2%
  Alpha Corp. ...................................................             Japan                3,800           175,985
  Arrk Corp. ....................................................             Japan                3,400           138,434
  Daifuku Co. Ltd. ..............................................             Japan               23,000           170,872
  Kaba Holding AG ...............................................          Switzerland               560           172,822
  OSG Corp. .....................................................             Japan               12,600           161,930
                                                                                                               -----------
                                                                                                                   820,043
                                                                                                               -----------
  MEDIA 3.9%
a Clear Media Ltd. ..............................................           Hong Kong            150,000           149,046
  Future PLC ....................................................        United Kingdom           85,000           126,881
  Taylor Nelson Sofres PLC ......................................        United Kingdom           38,450           162,590
                                                                                                               -----------
                                                                                                                   438,517
                                                                                                               -----------




10| Semiannual Report


Franklin Global Trust

STATEMENT OF INVESTMENTS, JANUARY 31, 2005 (UNAUDITED) (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND                       COUNTRY              SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  METALS & MINING 1.8%
  Macarthur Coal Ltd. ...........................................           Australia             53,600       $   205,636
                                                                                                               -----------
  OFFICE ELECTRONICS 1.5%
  Neopost SA ....................................................            France                2,260           174,365
                                                                                                               -----------
  OIL & GAS .2%
a Lundin Petroleum AB ...........................................            Sweden                4,000            25,404
                                                                                                               -----------
  PAPER & FOREST PRODUCTS 1.7%
a Pfleiderer AG .................................................            Germany              14,500           188,594
                                                                                                               -----------
  ROAD & RAIL 1.6%
  DSV De Sammenslut Vognmaend AS, B .............................            Denmark               2,500           178,404
                                                                                                               -----------
  SOFTWARE .9%
a Temenos Group AG ..............................................          Switzerland            15,600           106,387
                                                                                                               -----------
  SPECIALTY RETAIL 5.7%
  Bookoff Corp. .................................................             Japan                8,900           183,332
  Point Inc. ....................................................             Japan                5,040           167,765
  Sa Sa International Holdings Ltd. .............................           Hong Kong            284,000           147,469
  USS Co. Ltd. ..................................................             Japan                1,750           144,701
                                                                                                               -----------
                                                                                                                   643,267
                                                                                                               -----------
  TEXTILES, APPAREL & LUXURY GOODS 1.5%
a Li Ning Co. Ltd. ..............................................           Hong Kong            356,000           167,739
                                                                                                               -----------
  TRADING COMPANIES & DISTRIBUTORS 1.7%
a Grafton Group .................................................            Ireland              15,693           192,862
                                                                                                               -----------
  TOTAL COMMON STOCKS (COST $8,226,715)                                                                         10,661,205
                                                                                                               -----------
  PREFERRED STOCK (COST $136,930) 1.6%
  TEXTILES, APPAREL & LUXURY GOODS
  Hugo Boss AG, pfd. ............................................            Germany               5,450           178,066
                                                                                                               -----------
  TOTAL LONG TERM INVESTMENTS (COST $8,363,645) .................                                               10,839,271
                                                                                                               -----------
                                                                                         --------------------
                                                                                           PRINCIPAL AMOUNT
                                                                                         --------------------
  SHORT TERM INVESTMENT (COST $480,000) 4.2%
  TIME DEPOSIT
  Deutsche Bank Securities, 2.48%, 2/01/05 ......................         United States         $480,000           480,000
                                                                                                               -----------
  TOTAL INVESTMENTS (COST $8,843,645) 99.8% .....................                                               11,319,271
  OTHER ASSETS, LESS LIABILITIES .2% ............................                                                   26,643
                                                                                                               -----------
  NET ASSETS 100.0% .............................................                                              $11,345,914
                                                                                                               -----------



a Non-income producing.


                      Semiannual Report | See notes to financial statements. |11

Franklin Global Trust

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
January 31, 2005 (unaudited)



                                                                                                            ----------------
                                                                                                                FRANKLIN
                                                                                                              INTERNATIONAL
                                                                                                                 SMALLER
                                                                                                                COMPANIES
                                                                                                               GROWTH FUND
                                                                                                            ----------------
Assets:
 Investments in securities:
  Cost .................................................................................................       $ 8,843,645
                                                                                                            ================
  Value ................................................................................................        11,319,271
 Cash ..................................................................................................               292
 Foreign currency, at value (Cost $5,476) ..............................................................             6,293
 Receivables:
  Investment securities sold ...........................................................................           155,493
  Dividends ............................................................................................             4,974
                                                                                                            ----------------
      Total assets .....................................................................................        11,486,323
                                                                                                            ----------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................................           117,431
  Affiliates ...........................................................................................            14,471
  Professional fees ....................................................................................             7,450
 Other liabilities .....................................................................................             1,057
                                                                                                            ----------------
      Total liabilities ................................................................................           140,409
                                                                                                            ----------------
       Net assets, at value ............................................................................       $11,345,914
                                                                                                            ================
Net assets consist of:
 Undistributed net investment income ...................................................................       $     1,410
 Net unrealized appreciation (depreciation) ............................................................         2,476,251
 Accumulated net realized gain (loss) ..................................................................           307,686
 Capital shares ........................................................................................         8,560,567
                                                                                                            ----------------
       Net assets, at value ............................................................................       $11,345,914
                                                                                                            ================
Shares outstanding .....................................................................................           657,150
                                                                                                            ================
Net asset value and maximum offering price per share a .................................................            $17.27
                                                                                                            ================




a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.





12| See notes to financial statements. | Semiannual Report


Franklin Global Trust

FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF OPERATIONS
for the six months ended January 31, 2005 (unaudited)



                                                                                                            ----------------
                                                                                                                FRANKLIN
                                                                                                              INTERNATIONAL
                                                                                                                 SMALLER
                                                                                                                COMPANIES
                                                                                                               GROWTH FUND
                                                                                                            ----------------
Investment income:
 Dividends (net of foreign taxes of $3,397) ............................................................        $   51,794
 Interest ..............................................................................................             1,844
                                                                                                            ----------------
      Total investment income ..........................................................................            53,638
                                                                                                            ----------------
Expenses:
 Management fees (Note 3) ..............................................................................            36,738
 Administrative fees (Note 3) ..........................................................................             9,797
 Transfer agent fees (Note 3) ..........................................................................               164
 Custodian fees (Note 4) ...............................................................................             1,102
 Reports to shareholders ...............................................................................             2,165
 Registration and filing fees ..........................................................................            11,055
 Professional fees .....................................................................................            10,762
 Other .................................................................................................               673
                                                                                                            ----------------
      Total expenses ...................................................................................            72,456
      Expense reductions (Note 4) ......................................................................              (164)
      Expenses waived/paid by affiliate (Note 3) .......................................................           (25,673)
                                                                                                            ----------------
       Net expenses ....................................................................................            46,619
                                                                                                            ----------------
        Net investment income ..........................................................................             7,019
                                                                                                            ----------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..........................................................................................           676,227
  Foreign currency transactions ........................................................................           (11,753)
                                                                                                            ----------------
       Net realized gain (loss) ........................................................................           664,474
 Net change in unrealized appreciation (depreciation) on:
  Investments ..........................................................................................         1,383,197
  Translation of assets and liabilities denominated in foreign currencies ..............................             3,714
                                                                                                            ----------------
       Net change in unrealized appreciation (depreciation) ............................................         1,386,911
                                                                                                            ----------------
Net realized and unrealized gain (loss) ................................................................         2,051,385
                                                                                                            ----------------
Net increase (decrease) in net assets resulting from operations ........................................        $2,058,404
                                                                                                            ================




                      Semiannual Report | See notes to financial statements. |13

Franklin Global Trust

FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended January 31, 2005 (unaudited) and the year ended July 31, 2004



                                                                                         -----------------------------------
                                                                                           FRANKLIN INTERNATIONAL SMALLER
                                                                                                COMPANIES GROWTH FUND
                                                                                         -----------------------------------
                                                                                          SIX MONTHS ENDED       YEAR ENDED
                                                                                          JANUARY 31, 2005     JULY 31, 2004
                                                                                         -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................................        $     7,019      $    9,686
  Net realized gain (loss) from investments and foreign currency transactions .........            664,474         873,249
  Net change in unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies ........................          1,386,911         713,330
                                                                                         -----------------------------------
      Net increase (decrease) in net assets resulting from operations .................          2,058,404       1,596,265
 Distributions to shareholders from:
  Net investment income ...............................................................            (17,128)        (34,278)
  Net realized gains ..................................................................         (1,082,605)       (162,930)
                                                                                         -----------------------------------
 Total distributions to shareholders ..................................................         (1,099,733)       (197,208)
 Capital share transactions (Note 2) ..................................................          1,733,821       4,842,873
                                                                                         -----------------------------------
      Net increase (decrease) in net assets ...........................................          2,692,492       6,241,930
Net assets:
 Beginning of period ..................................................................          8,653,422       2,411,492
                                                                                         -----------------------------------
 End of period ........................................................................        $11,345,914      $8,653,422
                                                                                         ===================================
Undistributed net investment income included in net assets:
 End of period ........................................................................        $     1,410      $   11,519
                                                                                         ===================================



14| See notes to financial statements. | Semiannual Report

Franklin Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. Franklin International Smaller Companies Growth Fund (the Fund), included in this report, is diversified. The financial statements of the remaining funds in the series are presented separately. The Fund seeks long-term capital appreciation.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term securities are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.






                                                           Semiannual Report |15

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.









16| Semiannual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.









                                                           Semiannual Report |17

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND


2. SHARES OF BENEFICIAL INTEREST

At January 31, 2005, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                        ------------------------
                                                                FRANKLIN
                                                          INTERNATIONAL SMALLER
                                                          COMPANIES GROWTH FUND
                                                        ------------------------
                                                           SHARES      AMOUNT
                                                        ------------------------
Six months ended January 31, 2005
 Shares sold .........................................     63,285     1,043,947
 Shares issued in reinvestment of distributions ......     44,330       714,153
 Shares redeemed .....................................     (1,522)      (24,279)
                                                        ------------------------
 Net increase (decrease) .............................    106,093    $1,733,821
                                                        ========================
Year ended July 31, 2004
 Shares sold .........................................    349,891    $4,834,480
 Shares issued in reinvestment of distributions ......      6,040        88,970
 Shares redeemed .....................................     (4,874)      (80,577)
                                                        ------------------------
 Net increase (decrease) .............................    351,057    $4,842,873
                                                        ========================


3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------
  SUBSIDIARY                                                         AFFILIATION
----------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                  Investment manager
  Fiduciary International Inc. (Fiduciary)                           Investment manager
  Franklin Templeton Services LLC (FT Services)                      Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)                Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)       Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of .75% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Fiduciary, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.








18| Semiannual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND



3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES (CONTINUED)

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Advisers and Fiduciary agreed in advance to voluntarily waive a portion of management fees, as noted in the Statement of Operations. Total expenses waived by Advisers, Fiduciary, and FT Services are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $164, of which $18 was paid to Investor Services.

D. OTHER AFFILIATED TRANSACTIONS

At January 31, 2005, Franklin Resources, Inc. owned 30.43% of the Fund.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended January 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At July 31, 2004, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $6,175. For tax purposes, such losses will be reflected in the year ending July 31, 2005.

Net investment income and net realized gains differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

At January 31, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                        ---------------------
                                                              FRANKLIN
                                                            INTERNATIONAL
                                                          SMALLER COMPANIES
                                                             GROWTH FUND
                                                        ---------------------
Cost of investments ..................................       $8,843,645
                                                        =====================
Unrealized appreciation ..............................       $2,528,112
Unrealized depreciation ..............................          (52,486)
                                                        ---------------------
Net unrealized appreciation (depreciation) ...........       $2,475,626
                                                        =====================







                                                           Semiannual Report |19

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended January 31, 2005 aggregated $6,555,195 and $6,114,253, respectively.


7. REGULATORY MATTERS

INVESTIGATIONS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS
Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this







20| Semiannual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND




7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing, in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing", failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.







                                                           Semiannual Report |21

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND


7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

The SEC's Second Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The IDC has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies are expected to be disbursed promptly. The SEC has not yet approved the distribution plan pertaining to the Second Order. When approved, disbursements of settlement monies under the SEC's Second Order will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority







22| Semiannual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND




7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.



                                                           Semiannual Report |23

Franklin Global Trust

TAX DESIGNATION (UNAUDITED)


FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND


At July 31, 2004, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 14, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to its shareholders. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

-----------------------------------------------------------------------------------------------------
                                                                                        ADJUSTED
                                    FOREIGN TAX      FOREIGN           FOREIGN           FOREIGN
                                       PAID       SOURCE INCOME  QUALIFIED DIVIDENDS  SOURCE INCOME
  COUNTRY                            PER SHARE      PER SHARE         PER SHARE         PER SHARE
-----------------------------------------------------------------------------------------------------
  Australia ......................    $    --        $0.0031           $0.0024          $0.0017
  Denmark ........................     0.0025         0.0154            0.0154           0.0066
  Finland ........................     0.0012         0.0074            0.0074           0.0032
  France .........................     0.0006         0.0035            0.0036           0.0014
  Germany ........................     0.0018         0.0135            0.0084           0.0087
  Greece .........................         --         0.0041            0.0041           0.0018
  Hong Kong ......................         --         0.0070                --           0.0070
  Italy ..........................     0.0040         0.0175            0.0175           0.0075
  Japan ..........................     0.0016         0.0202            0.0175           0.0102
  Norway .........................     0.0002         0.0013            0.0013           0.0006
  Singapore ......................     0.0013         0.0101                --           0.0101
  South Korea ....................     0.0002         0.0013            0.0013           0.0006
  Spain ..........................     0.0009         0.0058            0.0058           0.0025
  Sweden .........................     0.0006         0.0035            0.0035           0.0015
  Switzerland ....................     0.0010         0.0063            0.0063           0.0027
  United Kingdom .................     0.0016         0.0147            0.0147           0.0063
                                    -----------------------------------------------------------------
  TOTAL                               $0.0175        $0.1347           $0.1092          $0.0724
                                    =================================================================

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).








24| Semiannual Report

Franklin Global Trust

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND



Foreign Source Income Per Share (Column 2) is the amount Per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income Per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV was reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.







                                                           Semiannual Report |25

Franklin Global Trust

SHAREHOLDER INFORMATION



PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Funds file a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.






26| Semiannual Report

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FRANKLIN TEMPLETON INSTITUTIONAL

600 Fifth Avenue
New York, NY 10020
FRANKLINTEMPLETONINSTITUTIONAL.COM



SEMIANNUAL REPORT
FRANKLIN INTERNATIONAL
SMALLER COMPANIES GROWTH FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

681 S2005 03/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date:   March 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date:   March 22, 2005


By /s/Galen G. Vetter
      Chief Financial Officer
Date:   March 22, 2005